June 6, 2001











                           EMPLOYEES' RETIREMENT PLAN

                                       OF

                             CONE MILLS CORPORATION















                      As Amended and Restated June 30, 2001

                           TABLE OF CONTENTS





            Employees' Retirement Plan of Cone Mills Corporation
                                Page iv

                                                                          Page

INTRODUCTION.................................................................1

ARTICLE I:   DEFINITIONS

         1.01     Accredited Service.........................................4
         1.02     Accrued Benefit............................................4
         1.03     Actuarial Equivalent.......................................6
         1.04     Actuary....................................................6
         1.05     Affiliate..................................................6
         1.06     Annuity Starting Date......................................6
         1.07     Approved Leave.............................................6
         1.08     Average Monthly Compensation...............................7
         1.09     Average Monthly Covered Compensation.......................8
         1.10     Beneficiary................................................9
         1.11     Board of Directors.........................................9
         1.12     Code.......................................................9
         1.13     Companies or Cone..........................................9
         1.14     Computation Period.........................................9
         1.15     Continuous Service.........................................9
         1.16     Disability Leave...........................................9
         1.17     Effective Date............................................10
         1.18     Eligible Employee.........................................10
         1.19     Employee..................................................10
         1.20     Employer..................................................11
         1.21     Employment Commencement Date..............................11
         1.22     ERISA.....................................................11
         1.23     Hour(s) of Service........................................11
         1.24     Investment Manager........................................12
         1.25     Member....................................................13
         1.26     Normal Retirement Date....................................13
         1.27     Offset Value..............................................13
         1.28     One-Year Break in Service.................................13
         1.29     Participation Date........................................13
         1.30     Part-Time Employee........................................14
         1.31     Pension Committee.........................................15
         1.32     Period of Service.........................................15
         1.33     Period of Severance.......................................15
         1.34     Plan......................................................15
         1.35     Plan Year.................................................15
         1.36     Retirement, Retired.......................................15
         1.37     Rule of Parity Years......................................15
         1.38     Severance from Service Date...............................15
         1.39     Spouse or Surviving Spouse................................16
         1.40     Suspended Member..........................................16
         1.41     Termination of Employment.................................16
         1.42     Total Years of Service....................................16
         1.43     Transfer Contribution.....................................16
         1.44     Trust and Trust Fun.......................................17
         1.45     Trust Agreement...........................................17
         1.46     Trustee...................................................17
         1.47     Year of Service...........................................17

ARTICLE II:   MEMBERSHIP IN PLAN

         2.01     Automatic Membership......................................19
         2.02     Irrevocable Membership....................................19
         2.03     Suspended Membership......................................19
         2.04     Termination of Membership.................................19
         2.05     Qualified Military Service................................19

ARTICLE III:   FUNDING POLICY AND CONTRIBUTIONS

         3.01     Members...................................................20
         3.02     Company Contributions.....................................20
         3.03     Contribution Conditioned on Deductibility.................20
         3.04     Transfer Contributions....................................20
ARTICLE IV:   RETIREMENT

         4.01     Normal Retirement.........................................21
         4.02     Early Retirement..........................................21
         4.03     Notice to Pension Committee...............................21
         4.04     Postponed Retirement......................................21
         4.05     Date of First Payment.....................................21
         4.06     Date of Last Payment......................................21
         4.07     Re-employment of Retired Member...........................21

ARTICLE V:   METHODS OF PAYMENT

         5.01     Method 1.  Life Income with 120 Months Certain............23
         5.02     Method 2.  Life Income with no Death Benefit..............23
         5.03     Method 3.  Qualified Joint and Survivor Annuity...........23
         5.04     Group Annuity Contract....................................23
         5.05     Special Distribution Provisions...........................23
         5.06     Normal Form of Benefit....................................24
         5.07     Eligible Rollover Distributions...........................26
         5.08     Commencement of Benefits..................................27
         5.09     Qualified Domestic Relations Order........................27

ARTICLE VI:   COMPUTATION OF PENSION

         6.01     Retirement Benefits.......................................28
         6.02     Early Retirement..........................................29
         6.03     Disability Retirement.....................................29
         6.04     Maximum Pension...........................................30
         6.05     Determination of Top-Heavy Status.........................33
         6.06     Top-Heavy Definitions.....................................33
         6.07     Top-Heavy Requirements....................................37

ARTICLE VII:   BENEFITS UPON TERMINATION OF EMPLOYMENT

         7.01     Vested Benefits/Termination of Employment with Less
                  than Five Years of Service................................40
         7.02     Termination of Employment with at Least Five
                  Years of Service..........................................40
         7.03     Accrued Benefit of Re-employed Members....................41
         7.04     Involuntary Termination of Employment.....................41

ARTICLE VIII:   BENEFITS PAYABLE BY REASON OF DEATH

         8.01     Death of a Member without a Surviving Spouse..............42
         8.02     Death of a Member with a Surviving Spouse.................43
         8.03     Qualified Pre-Retirement Survivor Annuity.................44
         8.04     Designation of Beneficiaries..............................45
         8.05     Legal Disability of Beneficiary...........................46

ARTICLE IX:   TRUST FUND AND ADMINISTRATION OF THE PLAN

         9.01     Named Fiduciaries & Allocation of Responsibility..........47
         9.02     Duties and Responsibilities...............................47
         9.03     Trust Fund................................................48
         9.04     Enforceable Rights........................................48
         9.05     Impossibility of Diversion................................48
         9.06     Pension Committee.........................................48
         9.07     Officers, Quorums, Expenses...............................48
         9.08     Investment Power..........................................49
         9.09     Duties of Investment Manager..............................49
         9.10     Information to Investment Manager.........................49
         9.11     Notice to Trustee.........................................49
         9.12     Duties of the Pension Committee...........................49
         9.13     Notice of Payments Due....................................49
         9.14     Records and Reports.......................................50
         9.15     Exoneration of Pension Committee..........................50
         9.16     Errors and Omissions......................................50
         9.17     Fees and Expenses.........................................50
         9.18     Voting and Tendering of Shares............................51
         9.19     Claim Procedure...........................................51

ARTICLE X:   AMENDMENT, TERMINATION AND MERGER

        10.01     Amendment.................................................52
        10.02     Termination...............................................52
        10.03     Limitation of Benefits on Plan Termination................53
        10.04     Discontinuance of Contributions...........................54
        10.05     Plan Merger or Asset Transfer.............................54
        10.06     Continuation of the Plan..................................54

ARTICLE XI:   MULTIPLE COMPANIES INCLUDED

        11.01     Plan Sponsor and Other Employers..........................55
        11.02     Method of Participation...................................55
        11.03     Withdrawal by Employer....................................55
        11.04     Tax Year..................................................56

ARTICLE XII:   GENERAL

        12.01     Plan Creates No Separate Rights...........................57
        12.02     Delegation of Authority...................................57
        12.03     Limitation of Liability...................................57
        12.04     Legal Action..............................................58
        12.05     Benefits Supported Only by Trust..........................58
        12.06     Discrimination............................................58
        12.07     Model Amendment I.........................................58
        12.08     Entire Plan...............................................58

SIGNATURE PAGE                                                              60

APPENDIX A (Actuarial Equivalence Assumptions and Methods)

         1 Lump Sums........................................................A1
         2 Commencement Before Normal Retirement Date of Early
           Retirement Benefit...............................................A1
         3 Commencement Before Normal Retirement Date of Terminated
           Vested Benefit...................................................A1
         4 Annuity Conversion Factors.......................................A1
         5 Reduction for Distributions On Or After
           Annuity Starting Dates Per Sections 4.07 & 7.03..................A2

                             INTRODUCTION

The Employees' Retirement Plan of Cone Mills Corporation (the "Original Plan") became effective on December 1, 1946. Its principal purposes have been to promote financial security of retired, salaried employees by providing a monthly pension income and to encourage the interest of salaried employees in the successful business operations of Cone Mills. In conjunction with the adoption of the Cone Mills Corporation 1983 ESOP (the "1983 ESOP"), the Original Plan was amended to suspend benefits accrued after December 31, 1983, for a period of six months. The Original Plan was terminated as of June 30, 1984 with respect to retired and terminated participants, and benefits accrued through December 31, 1983, for all participants were fully vested and funded through the purchase of a group annuity contract with the Prudential Insurance Company of America.

On July 1, 1984, a second Employees' Retirement Plan of Cone Mills Corporation was adopted (the "Spin-Off Plan") as a continuation of the Original Plan for active participants and to provide for the same level of benefits to eligible salaried employees as the Original Plan. From July 1 through December 31, 1984, benefit accruals were at a doubled rate so that salaried employees who worked throughout 1984 would accrue pension benefits under the Spin-Off Plan in the amount that would have accrued had the six months suspension not occurred. Benefits provided under the Spin-Off Plan are coordinated with the 1983 ESOP through use of a floor offset arrangement in accordance with Revenue Ruling 76-259. Pursuant to the floor offset arrangement, if a participant is to receive the full pension benefit from the Spin-Off Plan attributable to service after 1983, he must elect to transfer to the trustee of the Spin-Off Plan from his ESOP-A Account in the 1983 ESOP an amount equal to the actuarial equivalent of that pension benefit. As explained below, prior to March 31, 1993, a participant's total account balance in the 1983 ESOP was subject to the floor offset rules. Alternatively, the participant may elect to receive a distribution of his ESOP-A Account under the terms of the 1983 ESOP and his pension benefit attributable to service after 1983 under the Spin-Off Plan will be reduced by the actuarial equivalent of the ESOP account.

The Spin-Off Plan has been amended at various times primarily to comply with applicable provisions of the Internal Revenue Code and the Employee Retirement Income Security Act of 1974. Effective January 1, 1985, the Spin-Off Plan was amended and restated to incorporate the provisions of the Retirement Equity Act. Amendments effective in 1988, 1989, and 1991 redefined Average Monthly Compensation, Average Monthly Covered Compensation, and the methods by which pension benefits are paid.

On January 17, 1989, pursuant to Internal Revenue Service Notice 88-133, Cone Mills adopted Alternative IID for the purpose of deferring the application of certain proposed regulations issued under the Tax Reform Act of 1986. The Board of Directors on November 16, 1989, authorized an extension of the Alternative IID amendment to the 1990 Plan Year in accordance with Internal Revenue Service Notice 89-92. Subsequent amendments to the Spin-Off Plan and further regulatory action by the Internal Revenue Service have made Alternative IID relief unnecessary after 1990; accordingly, the amendments described above are effectively revoked by this amended and restated plan document.

Effective March 31, 1993, an amendment to the Spin-Off Plan redefined Offset Value to apply only to a participant's ESOP-A Account. This amendment reflected a corresponding amendment to the 1983 ESOP which restated account balances in that plan into ESOP-A and ESOP-B Accounts. The amount credited to each Member's ESOP-A Account as of March 31, 1993, was the difference between his total Account balance on that date, including the allocation of Company Contributions for 1992 and dividends and other investment earnings paid or accrued, and his ESOP-B Account. A Member's ESOP-B Account as of March 31, 1993, represented the excess, if any, of his total ESOP Account as of December 31, 1991, which included dividends payable on March 31, 1992, over the calculated single sum value of his aggregate monthly pension benefit payable at age 65. After March 31, 1993, investment earnings will be credited to ESOP-A and ESOP-B Accounts in proportion to the assets held in the respective Accounts. Accordingly, each participant's ESOP-A Account after March 31, 1993, will be subject to transfer to the trustee of the Spin-Off Plan pursuant to the floor offset arrangement and his ESOP-B Account will be eligible for distribution to the participant (or his Beneficiary) under the terms and conditions of the 1983 ESOP.

On August 19, 1993, the Board of Directors approved an amendment to allow participation in the Spin-Off Plan by United States Expatriates who are employed by foreign affiliates of Cone Mills Corporation. The Spin-Off Plan was amended and restated to incorporate all amendments that became effective through September 1, 1993.

This Spin-Off Plan was amended November 10, 1994, to add a provision on the eligibility of employees of a Company of which certain assets were acquired. Effective December 1, 1994, the Spin-Off Plan was amended to incorporate certain technical changes required by the Code and regulations thereunder and to clarify certain provisions of the Plan and was restated to incorporate all amendments that became effective through December 1, 1994.

Subsequent to the restatement as of December 1, 1994, the Spin-Off Plan was further amended to incorporate additional technical and administrative changes. Effective June 30, 2001, the Plan has been amended and restated to freeze benefit accruals as of June 30, 2001 (with no additional benefits accruing after June 30, 2001 for any Employee, active Member, or Member on an Approved Leave of absence) by freezing Accredited Service and Average Monthly Compensation as of June 30, 2001, to grant an additional 18 months of Accredited Service to Employees who are salaried Employees as of June 30, 2001, to exclude from future Plan participation those Employees who are first employed after June 30, 2001, those retired Members who are re-employed after June 30, 2001 and those Employees who were not salaried as of June 30, 2001, and to incorporate required regulatory changes. Service for purposes of vesting and eligibility for early retirement will continue to accrue after June 30, 2001. For those salaried Employees on June 30,2001 who have yet to reach their initial Participation Date, eligibility service will continue to accrue after June 30, 2001.

Cone Mills intends to continue this Spin-Off Plan as a defined benefit plan by incorporating all amendments described above and any other changes required by applicable law or regulations which are necessary for this Spin-Off Plan to remain a qualified defined benefit plan under applicable provisions of the Internal Revenue Code and ERISA. Accordingly, Cone Mills will comply fully with all applicable laws and regulations and if differences exist between the Spin-Off Plan provisions and the Code or ERISA, as amended from time to time, the provisions of the Code or ERISA shall take precedence.

Any word in this Plan with an initial capital not expected by ordinary capitalization rules is a defined term. Definitions not found in this Spin-Off Plan are in the Code or ERISA, both laws as amended to the present time. The masculine gender where appearing in the Spin-Off Plan includes the feminine gender unless the context clearly indicates otherwise. Article and Section headings are included for convenience of reference and do not affect the Spin-Off Plan terms in any way.

                                                       CONE MILLS CORPORATION

                                                                     ARTICLE I


                               DEFINITIONS


1.01 Accredited Service for benefit accrual means the years and months of a Member's service on and after his Participation Date excluding the following:

         (a)      any period of suspended membership;
         (b)      any period of ineligibility under Subsection 1.18(a);
         (c)      any period excluded under Subsections 1.42(b), (c) or (d);
         (d) any period of absence following an Employee's Severance from Service Date and prior to his next Employment Commencement Date;
         (e)      any period for which such Member receives benefit credits
                  under any other pension plan of any of the Companies;
         (f)      any  period of  service  prior to January 1, 1976 that did not constitute accredited service under the Plan as then in
                  effect; and
         (g)      any period of service on or after July 1, 2001.

         A Member shall not accrue Accredited Service for periods of active participation from January 1, 1984, through June 30, 1984. A Member shall be deemed to accrue two months of Accredited Service for each one month of Accredited Service completed from July 1, 1984, through December 31, 1984.

         Accredited Service shall include service with a previous employer to the extent determined under Subsection 1.18(b).

         Further provided, the following Members shall be credited with an additional 18 months of Accredited Service as of the later of June 30, 2001 or such Member's initial Participation Date:
         (a)      a salaried Employee on June 30, 2001;
         (b) a salaried Employee on June 30, 2001 who is on an Approved Leave of absence and whose initial Participation Date occurs prior to the expiration of his leave.

1.02 Accrued Benefit. The total Accrued Benefit computed for a Member as of any applicable date and payable beginning the first of the month after his Normal Retirement Date shall be the result of (a) multiplied by
         (b), which are as follows:

         (a) the annual benefit to which such Member would be entitled at his Normal Retirement Date under Method 1 based on his years of Anticipated Accredited Service, his Average Monthly Compensation and on provisions of the Plan as in effect on the date of his Termination of Employment (or other applicable determination date) and treating social security benefits and all other relevant factors as remaining constant from the date of his Termination of Employment (or other applicable determination date) to his Normal Retirement Date; and

         (b) the fraction (not to exceed one) where the numerator of such fraction shall be his years of Accredited Service and the denominator shall be his years of Anticipated Accredited Service.

         For purpose of this section, "Anticipated Accredited Service" shall mean, with respect to a Member as of any determination date, the years (including any fractional years) of service determined as the sum of
         (c) and (d), which are as follows:

         (c) his actual years of Accredited Service as of the determination date (disregarding any service awards granted as of the later of June 30, 2001 or a Member's initial Participation Date) plus

         (d) the number of years (including any fractional years) from the determination date to the end of the month which contains his Normal Retirement Date.

         This paragraph applies only to those Members as of December 31, 1993, whose retirement benefit under Article VI is affected by the $150,000 compensation limit set forth in Code Section 401(a)(17) and incorporated in Subsection 1.08(a). The frozen Accrued Benefit for each such Member as of December 31, 1993, shall be the pension computed as of that date under Method 1 for purposes of Article VI or Article VII of the Plan, and such frozen Accrued Benefit shall be subject to increase under the fresh start formula with extended wear-away as described in Regulation 1.401(a)(4)-13(c). Accordingly, the Accrued Benefit as of any date after December 31, 1993, for any Member to whom this paragraph applies shall not be less than:

         (e)      the frozen Accrued Benefit as of December 31, 1993, plus

         (f) the Accrued Benefit determined under the formula applicable to benefit accruals in the current Plan Year but excluding the Member's Accredited Service prior to January 1, 1994.

         Further provided, effective June 30, 2001, the Accrued Benefit of each Member shall be frozen as of the later of June 30, 2001 or as of such Member's initial Participation Date, and shall not increase after the later of June 30, 2001 or a Member's initial Participation Date.

         The benefit adjustments listed in Subsections 6.01(b), 6.01(c) and 6.01(f) shall be applied after the benefit amount is determined in accordance with all preceding paragraphs of this section.

         In no event shall an amendment to the Plan decrease the Accrued Benefit of any Member.

1.03 Actuarial Equivalent means a form of benefit different in time, period, or manner of payment from a specific benefit provided under the Plan but having equivalent value when computed under the applicable assumptions contained in Appendix A or as otherwise provided in this
         Section 1.03.

         (a) The Offset Value shall be the amount of the annuity, payable under the method of payment described in Article V as elected by the Member or as otherwise provided in the Plan, that is determined by converting the Member's ESOP-A Account under the Cone Mills Corporation 1983 ESOP to that form of annuity using the assumptions set forth in paragraph 1 of Appendix A.

         (b) The Actuarial Equivalent of any Transfer Contribution shall be the amount of the annuity, payable under the method of payment described in Article V as elected by the Member or as otherwise provided in the Plan, that is determined by converting the Transfer Contribution to that form of annuity using the assumptions set forth in paragraph 1 of Appendix A.

         (c) The present value of an Accrued Benefit shall be determined by using the assumptions set forth in paragraph 1 of Appendix A.

         (d) If this Section 1.03 is amended, then, to the extent required by Code Section 411(d)(6), the Actuarial Equivalent of a Member's Accrued Benefit on or after the date of change shall be determined as the greater of (1) the Actuarial Equivalent of the Accrued Benefit as of the date of change computed on the old basis, or (2) the Actuarial Equivalent of the total Accrued Benefit computed on the new basis.

1.04 Actuary means the Actuary from time to time employed to make actuarial studies of the assets and liabilities of the Plan.

1.05 Affiliate means a member of the same control group of corporations, as defined in Code Section 1563(a), as Cone Mills Corporation.

1.06 Annuity Starting Date means the first day of the first period for which an amount is paid as an annuity regardless of when payment is actually made.

1.07 Approved Leave means an individual's non-working period granted by an Employer for reasons related to:

         (a)      accident, sickness or disability;
         (b)      job connected educational training;
         (c) government service, including jury duty, whether elective or by appointment; or
         (d)      terminal leave, with or without pay.

         Approved Leave shall be granted pursuant to policies that are uniformly applied to all individuals, with no discrimination in favor of Highly Compensated Employees as defined in Code Section 414(q). Approved Leave also means an individual's non-working period during which he is absent from work due to compulsory service in the Armed Forces of the United States, and such period thereafter as his job rights are protected by law.

1.08 Average Monthly Compensation means the Member's monthly compensation from the Companies averaged over the five consecutive years which produces the highest average out of the last ten calendar years during which he was compensated on a salaried basis, subject to the following:

         (a) Compensation includes base salary, overtime earnings, vacation pay, holiday pay, service awards, severance pay, commissions, incentive pay, bonuses, supervisors' supplements and other similar compensation, but does not include pension or profit sharing benefits or other benefits and contributions paid by any Employer (other than contributions caused by a Member's salary reduction elections that are not includable in gross income by reason of Code Sections 125 or 402(a)(8)), stock option payments, moving or regular expense allowances, moving expense reimbursements, retainers, fees under contract, mortgage interest differential payments, imputed income resulting from personal use of company cars or group term life insurance coverage, or any other similar compensation not related to actual earnings as an Employee. The compensation of an Employee described in the last sentence of Section 1.19 of the Plan shall be determined in accordance with the special rules set forth in Code Section 406(b)(2). Notwithstanding the foregoing, the annual compensation of each Member taken into account under the Plan for any Plan Year shall not exceed $200,000 ($150,000, effective for Plan Years beginning January 1, 1994) as adjusted for increases in cost-of-living in accordance with Code Section 401(a)(17).

         (b) Compensation hereunder shall not be annualized because of temporary absences from work nor shall the divisor used in determining Average Monthly Compensation be changed because of such absences.

         (c) Compensation paid to an Employee during any period in which he is not an active Member of the Plan shall not be taken into account except as otherwise provided herein.

         (d) If a Member is on full-time Military Leave or on a Disability Leave, he shall be deemed to have received compensation during such leave equal to his regular fixed Salary immediately preceding such leave whether or not his Salary is continued, reduced or discontinued.

         (e) If a Member does not have five consecutive years in which he received salaried compensation during the last ten calendar years, his Average Monthly compensation shall be computed by using the five latest calendar years during which he received or was deemed to have received compensation from the Companies on a salaried basis, or the total of such years if less than five.

         (f)      Average  Monthly Compensation shall be frozen as of June
                  30, 2001. In determining Average Monthly Compensation for a Member as of June 30, 2001, calendar years of compensation shall be used except that if it would produce a higher average, or if the number of months he was compensated on a salaried basis during the calendar years used in determining his average is less than sixty, compensation for his final fraction of a year (including the period January 1, 2001 through June 30, 2001, if applicable) shall be added to the total compensation which would otherwise have been used to determine his average, and to the extent that the compensation used in determining his Average Monthly Compensation would then represent a period exceeding sixty months, compensation for the first calendar year or part thereof used in determining his Average Monthly Compensation shall be reduced by an amount determined by multiplying such compensation by the number of months included in the final fraction of a year, in excess of 60 months, and dividing the result by the number of months for which he was compensated on a salaried basis during such first calendar year.

         (g) Compensation paid to an Employee after June 30, 2001 shall not be used in determining his Average Monthly Compensation. For a salaried Employee on June 30, 2001 who first becomes a Member after June 30, 2001, his Average Monthly Compensation shall be deemed to be equal to the monthly rate of his regular fixed Salary on June 30, 2001.

1.09 Average Monthly Covered Compensation means, prior to July 1, 2001, for each Member, 1/12th of the average (without indexing) of the taxable wage bases in effect, under Section 230 of the Social Security Act, for each calendar year during the 35-year period ending with the last day of the calendar year in which the Member attains (or will attain) Social Security Retirement Age (as defined in Code Section 415(b)(8). Notwithstanding the preceding sentence, with respect to the determination of Accrued Benefits after December 31, 1987, for a member who had attained age 60 on or before December 31, 1987, Average Monthly Covered Compensation shall be one-twelfth of the average (without indexing) of the taxable wage bases in effect under Section 230 of the Social Security Act for persons who reach Social Security Retirement Age in calendar year 1977. The Average Monthly Covered Compensation for each Member who had not attained age 60 on or before December 31, 1987 is automatically adjusted for each Plan Year. In determining a Member's Average Monthly Covered Compensation for a Plan Year, the taxable wage base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year for which the determination is being made. A Member's Average Monthly Covered Compensation for a Plan Year after the 35-year period described above is the Member's Average Monthly Covered Compensation for the Plan Year during which the Member attained Social Security Retirement Age. A Member's Average Monthly Covered Compensation for a Plan Year before the 35-year period described above is the taxable wage base in effect as of the beginning of the Plan Year.

         After June 30, 2001, a Member's Average Monthly Covered Compensation shall be equal to his Average Monthly Covered Compensation as determined on June 30, 2001, or as would have been determined on June 30, 2001 had he been a Member on June 30, 2001.

1.10 Beneficiary means the person designated or determined pursuant to Plan Sections 8.01 and 8.04 to receive any benefits payable under the Plan after the death of such Member or former Member. Despite the preceding, to the extent provided in a Qualified Domestic Relations Order as defined in Section 5.09 and Code Section 414(p)(1), Beneficiary means the Spouse, former Spouse, child, or other dependent of a Member who is recognized by such order as having a right to receive all or a portion of any benefits payable under the Plan to such Member.

1.11     Board of Directors means the Board of Directors of Cone Mills
         Corporation.

1.12 Code means the Internal Revenue Code of 1986, as amended from time to time.

1.13 Companies or Cone means Cone Mills Corporation, a North Carolina corporation, the Plan sponsor and its Affiliates. Any action required or permitted to be taken by Cone under or pursuant to the Plan shall be taken by the Board of Directors, the Executive Committee of the Board of Directors or a committee appointed by the Board of Directors pursuant to Plan Section 9.06 to which the authority to take such action has been granted; provided, however, that only the Board of Directors may amend or terminate the Plan.

1.14 Computation Period means a consecutive twelve-month period beginning with an Employee's Employment Commencement Date and succeeding anniversaries of such date and in addition, for Part-Time Employees, a Plan Year.

1.15 Continuous Service means an Employee's period of employment with an Employer or an Affiliate beginning with his Employment Commencement Date and continuing until his Severance from Service Date. If an Employee is re-employed or returns to work after a Severance from Service and his Continuous Service completed before his Severance from Service is not required to be recognized under this Plan, his period of employment with an Employer or an Affiliate is Continuous Service beginning on the date on which he again is credited with an Hour of Service for the performance of duties and continuing until his later Severance from Service Date. Continuous Service includes all employment even though as a non-Member. For purposes of eligibility to participate in the Plan and vesting, the Continuous Service of an employee who voluntarily terminates employment, retires or is discharged includes his Period of Severance (up to a maximum of 12 months) if he again performs an Hour of Service with an Employer or an Affiliate before the first anniversary of the date of his termination, retirement or discharge, and the Continuous Service of an Employee who is absent for any reason other than Termination of Employment, and who has a Severance from Service before the first anniversary of such absence, includes the period of time between the Severance from Service Date and the first anniversary of the absence if he again performs an Hour of Service with an Employer or an Affiliate before the first anniversary of the absence.

1.16 Disability Leave means an Approved Leave because of a medically determinable physical or mental impairment which can be expected to be either of indefinite duration or result in death and which renders the Member unable to engage in substantial gainful activity which could be assigned to him by the employer.

1.17 Effective Date of the Original Plan means December 1, 1946; the effective date of this amended and restated plan is June 30, 2001, except with respect to those provisions that were required to be effective earlier pursuant to the Tax Reform Act of 1986.

1.18 Eligible Employee means an Employee who is compensated on a salaried basis, who has attained age twenty-one and who has completed at least one Year of Service, subject to the following:

         (a) Employees of any plant, office or division of the Company at the time having another pension plan in effect for its salaried paid Employees, or Employees in any group of Employees for whom the Company is at the time obligated to contribute to another defined benefit plan qualified under the Code shall not be eligible.

         (b) The Board of Directors shall determine whether or not Employees of any plant, division, subsidiary or other employing unit acquired by or becoming affiliated with any of the Companies shall be eligible to participate in the Plan and to what extent service with such employing unit shall be deemed employment for determining Years of Service and Accredited Service under the Plan.

         (c)      Service for eligibility shall be determined in accordance with
                  Section 1.42.

         (d) Except as provided in Section 1.42, Periods of Service of less than one year determined under Section 1.14 shall be aggregated and if an Employee other than a Part-time Employee is re-employed within twelve months after his Termination of Employment or within twelve months after the beginning of an Approved Leave during which he terminated employment, his Period of Severance shall be counted as service for determining eligibility.

         (e)      Employees who are Leased Employees cannot be Eligible
                  Employees.

         (f) Solely for the purpose of determining eligibility to participate in this Plan, any former employee of Golding Industries, Inc. who became an Employee pursuant to the Asset Purchase Agreement referred to in this Letter of Intent dated October 14, 1994, between Golding Industries, Inc. and Cone Mills Corporation shall receive credit for all service with which he was credited for eligibility purposes under the Golding Industries, Inc. Salaried Retirement Plan immediately prior to his becoming an Employee. In no event shall any service with Golding Industries, Inc. constitute Accredited Service or be included in determining an Employee's Years of Service for purposes of vesting.

         (g) An Employee first employed after June 30, 2001, a Retired Member who is re-employed after June 30, 2001 and an Employee who was not a salaried Employee on June 30, 2001 cannot become an Eligible Employee.

1.19 Employee is an individual who renders personal services for an Employer or an Affiliate and who is classified as an employee by the Employer or Affiliate. A Part-Time Employee is an individual who, according to a policy uniformly applied in similar situations, is scheduled to work less than the standard number of hours for full-time job classifications. Employee shall include Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) unless such Leased Employees are covered by a Plan described in Code Section 414(n)(5) and such Leased Employees do not constitute more than 20% of the recipient's nonhighly compensated work force. For purposes of the Plan, a citizen or resident of the United States who is an employee of a foreign entity in which the Corporation directly or through other entities has not less than a ten percent (10%) interest in the voting stock thereof (or, in the case of an entity other than a corporation, in the profits thereof) shall be treated as an Employee of the Corporation if the Corporation has entered into an agreement under Code
         Section 3121(1) with respect to such foreign entity and if no contributions under a funded plan of deferred compensation are provided by any person other than the Corporation with respect to the remuneration paid to such individual by the foreign entity.

1.20     Employer means an entity described in Plan Section 11.01.

1.21 Employment Commencement Date means the first day for which an Employee is credited with an Hour of Service. The Employment Commencement Date for any Employee who has Rule of Parity Years is the first day after those Rule of Parity Years for which that Employee is credited with an Hour of Service for the performance of duties.

1.22 ERISA means Employee Retirement Income Security Act of 1974, as amended from time to time.

1.23     Hour(s) of Service

         (a) An Hour of Service is each hour for which an Employee is paid or is entitled to payment for the performance of duties for an Employer or an Affiliate during the applicable Computation Period.

         (b) An Hour of Service is each hour for which an Employee is paid or is entitled to payment by an Employer or an Affiliate in a period during which no duties are performed (regardless of whether the relationship has terminated) because of vacation, holiday, illness, incapacity, layoff or Approved Leave, but:

                  (1) no more than 501 Hours of Service are credited under this paragraph (b) to an individual for any single continuous period during which he performs no duties (whether or not the period occurs in a single Computation Period);

                  (2) an hour for which an individual is directly or indirectly paid, or is entitled to payment, because of a period during which no duties are performed, is not credited to him if that payment is made or is due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws; and

                  (3) Hours of Service are not credited for a payment that solely reimburses an individual for his medical or medically related expenses incurred.

                  For purposes of this paragraph (b), a payment is deemed to be made by or be due from an Employer or an Affiliate regardless of whether it is made by or due from that entity directly or indirectly through a trust fund or insurer to which that entity contributes or pays premiums, and regardless of whether contributions made or due to the trust fund or insurer or other funding vehicle are for the benefit of particular individuals or are on behalf of a group of individuals.

         (c) An Hour of Service is each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or an Affiliate. The same Hours of Service must not be credited both under paragraph (a) or
                  (b) and also under this paragraph (c). Thus, for example, if an individual receives a back-pay award following a determination that he was paid at an unlawful rate for Hours of Service previously credited, he is not entitled to additional credit for the same Hours of Service.
                  Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in paragraph (b) is subject to the limitations set forth in that paragraph. For example, no more than 501 Hours of Service are required to be credited for payments of back pay, to the extent that the back pay is agreed to or awarded for a period of time during which an individual did not or would not have performed duties.

         (d) For determining Hours of Service for reasons other than the performance of duties, the special rule in 29 C.F.R. section 2530.200b-2(b) is incorporated by reference. That rule provides that Hours of Service are credited on the basis of the number of hours in the individual's regular work schedule or, in the case of a payment not calculated by units of time, by dividing the payment in question by the individual's most recent hourly rate of pay.

         (e) When crediting Hours of Service to Computation periods, the special rule in 29 C.F.R. section 2530.200b-2(c) is incorporated by reference. That rule provides that Hours of Service are credited to individuals in the Computation Periods covered by the individual's regular work schedule during the period of nonperformance of duties.

         (f) The determination of Hours of Service must be made from records of hours worked and hours for which payment is made or due.

         (g) For purposes of determining Hours of Service credited according to the maternity and paternity absence provisions of Code Section 410(a)(5)(E) and Code Section 411(a)(6)(E), those provisions are first effective for Plan Years beginning after 1984.

1.24 Investment Manager means an individual, firm or other entity appointed by the Board of Directors and assigned duties as described in Plan
         Section 9.09.

1.25     Member means any Eligible Employee who becomes a Member as provided in
         Article II of the Plan and includes former Employees or their Beneficiaries who are entitled to benefits under the Plan, provided, however, that a former Employee or a Beneficiary whose benefit has become an irrevocable obligation of an insurance company is no longer considered a Member.

1.26 Normal Retirement Date means the date on which a Member attains age sixty-five.

1.27 Offset Value means the Actuarial Equivalent of the value of a Member's ESOP-A Account under the Cone Mills Corporation 1983 ESOP. The value of the ESOP-A Account is deemed to be its value on the Valuation Date coinciding with or immediately preceding the date on which the Offset Value is calculated and is also deemed to include the value of all prior distributions from that Account, or any predecessor account. For determinations of Offset Value prior to March 31, 1993, the applicable amount was the Member's total Account balance in the Cone Mills Corporation 1983 ESOP. Notwithstanding the foregoing, the Offset Amount of a disabled Member who participates in the Group Insurance Long Term Disability Plan for Salaried Employees of Cone Mills Corporation shall be determined as of the last day of the period for which compensation by reason of disability is directly paid by an Employer (which is immediately before the date on which the long term disability insurance carrier becomes obligated for payment of disability benefits) and shall be that portion of his ESOP Account balance that would have to be transferred to this Plan so that, by reason of the floor-offset arrangement incorporated herein, there would be no reduction in the benefit payable to the Member under this Plan for the period January 1, 1984, through such determination date.

1.28 One-Year Break in Service is defined for Full-Time Employees in paragraph (a) and is defined for Part-Time Employees in paragraph (b).

         (a) A Full-Time Employee has a one-year Break in Service for each twelve-consecutive-month Period of Severance.

         (b) A Part-Time Employee has a one-year Break in Service during each Plan Year in which he receives credit for fewer than 501 Hours of Service after crediting Hours of Service according to Code Sections 410(a)(3)(E) and 411(a)(6)(E) regarding maternity and paternity absences.

         Any period of unpaid leave under The Family and Medical Leave Act of 1993 shall not be treated as or counted towards a Break in Service for purposes of vesting and eligibility to participate in the Plan.

         Solely for the purposes of avoiding a One-year Break in Service under the Plan, an Employee who is in qualified military and/or uniformed service will be credited with such Hours of Service as may be required by the Uniformed Services Employment and Re-employment Rights Act of 1994.

1.29 Participation Date means the date an Eligible Employee enters the Plan. An Eligible Employee (who becomes eligible for the first time or who is transferred from an hourly or piece-rate basis of compensation to a salaried basis) shall participate from the first of the month coinciding with or next succeeding the date he fulfills the eligibility requirements of Section 1.18.

(a) In the case of the re-employment of an Eligible Employee that occurs prior to July 1, 2001:

         (i.) Retired Members and former Employees who have a non-forfeitable right to any Accrued Benefit derived from Company contributions to the Plan shall, if re-employed on a salaried basis of compensation by any of the Companies, participate as of the date of their re-employment.

         (ii.) Each other Member who is re-employed on a salaried basis of compensation by any of the Companies without incurring one or more One-year Breaks in Service, or after one or more One-Year Breaks in Service if his previous service is not excluded under Section 1.42(d), shall participate as of the date of his re-employment.

         (iii.) Any other former Employee who is re-employed by any of the Companies shall participate on the first of the month coinciding with or next succeeding the date he fulfills the eligibility requirements of Section 1.18.

(b) In the case of the re-employment of an Eligible Employee that occurs after June 30, 2001:

         (i.) a Retired Member shall not re-enter the Plan and shall not have his pension suspended.

         (ii.) a former Employee who has a non-forfeitable right to any Accrued Benefit from the Plan shall re-enter upon re-employment for the sole purpose of accruing additional service as Total Years of Service to qualify for the Plan's early Retirement benefits.

         (iii.) a former Employee who does not have a non-forfeitable right to any Accrued Benefit from the Plan but who retains service under Section 1.01 shall re-enter upon re-employment for the purposes of accruing additional service as Total Years of Service to qualify for a non-forfeitable right to an Accrued Benefit and for the Plan's early Retirement benefits.

         (iv.) a former Employee not described above shall not be eligible to re-participate in the Plan.

1.30 Part-Time Employee means an Employee who in accordance with established policy uniformly applied in similar situations is scheduled to work less than the standard number of hours for his job classification.

1.31 Pension Committee means the committee charged with the general administration of the Plan.

1.32 Period of Service means the period of time beginning on an Employee's Employment Commencement Date and ending on his Severance from Service Date.

1.33 Period of Severance means the period of time beginning on an Employee's Severance from Service Date and ending on the date on which he is next credited with an Hour of Service for the performance of duties.

1.34 Plan means the Employees' Retirement Plan of Cone Mills Corporation as described in this document which was renumbered 013 after the spin-off and amendment and restatement, effective July 1, 1984. Original Plan refers to the Plan with respect to which this Plan was designated as the Spin-Off Plan.

1.35 Plan Year means a twelve (12) month period beginning on January 1 and ending on December 31 and shall be the "limitation year" for purposes of Code Section 415.

1.36 Retirement, Retired and all variants means Termination of Employment by the Company at age 55 or later in circumstances which entitle the Member to Retirement benefits from the Plan under Articles IV and VI.

1.37 Rule of Parity Years means Years of Service which are disregarded for eligibility, vesting or other service credit under the Plan. Rule of Parity Years only apply to an Employee: (1) who has no vested interest in any part of his Accrued Benefit under the Plan, (2) who has at least five consecutive One-Year Breaks in Service, and (3) whose consecutive One-Year Breaks in Service exceed prior Years of Service.

1.38     Severance from Service Date means the earliest of:

         (a)      The date an Employee quits, Retires, is discharged or dies; or

         (b) The first anniversary of the date from which an Employee remains absent from work (with or without pay) for any other reason such as layoff, disability, or Approved Leave; except that, (i) for an Employee who is absent from work by reason of a maternity or paternity absence described in Code Section 410(a)(5)(i)(E) or Code Section 411(a)(6)(i)(E) and who continues to be absent from work beyond the first anniversary of the first day of such maternity or paternity absence, his Severance from Service Date is the second anniversary of the first day of such absence and the period between the first and second anniversaries is neither a period of Continuous Service nor a Period of Severance; (ii) for an Employee who is absent from work by reason of compulsory military service, his Severance from Service Date is the 91st day following his discharge from active duty; and (iii) for an Employee who is disabled and who is receiving benefits under the Group Insurance Long-Term Disability Plan for Salaried Employees of Cone Mills Corporation, his Severance from Service Date is the date as of which he ceases receiving benefits under the Long-Term Disability Plan or Retires, whichever is earlier.

1.39 Spouse or Surviving Spouse means the person to whom a Member is legally married on the earlier of his Annuity Starting Date or the date of his death. To the extent provided in any Qualified Domestic Relations Order, as defined in Plan Section 5.09 and Code Section 414(d), a former spouse will be treated as the Member's Spouse or Surviving Spouse.

1.40 Suspended Member means a Member who is not at the time eligible to actively participate in the Plan because of his transfer to an hourly or piece-rate basis of compensation or to a part-time basis of less than 1,000 Hours of Service in a Computation Period or because of his transfer to a plant, office, division, or other job of any of the Companies at the time having another retirement plan in effect for its Employees paid on a salaried basis of Compensation or to an Affiliate not participating in the Plan.

1.41 Termination of Employment means cessation of regular employment by the Companies upon resignation by the Employee, Retirement, discharge, or if later, an Employee's Severance from Service Date.

1.42 Total Years of Service for eligibility and vesting means all of an Employee's Years of Service, whether or not consecutive, determined under Sections 1.14 and 1.47, excluding the following:

         (a) Employment prior to any Termination of Employment which occurred before January l, 1976;

         (b) Service while not a Member of the Plan if before age eighteen or before the Computation Period in which the Employee attains age eighteen, whichever is applicable;

         (c) Any One-Year Break in Service occurring after December 31, 1975, except as provided in paragraph (e);

         (d)      Rule of Parity Years as defined in Plan Section 1.37.

         (e) In the case of a Member who is not a Part-Time Employee, the twelve-consecutive (12) month period beginning on the first anniversary of the first date of such maternity or paternity leave of absence that began on or after January 1, 1985, shall not constitute a One-Year Break in Service for eligibility or vesting purposes. Maternity or paternity leave of absence means an absence by reason of the pregnancy of the Member, by reason of the birth of a child of the Member, by reason of the placement of a child with the Member in connection with the adoption of such child by such Member or for purposes of caring for such child for a period beginning immediately following such birth or placement.

1.43 Transfer Contribution means a Member's elective transfer of assets to the Plan from the Cone Mills Corporation 1983 ESOP as provided in Plan
         Section 3.04, or from any other plan or account designated by Cone as part of a floor-offset arrangement that offsets this Plan's benefits.

1.44 Trust and Trust Fund refers to a Trust Fund or Trust Funds established for this Plan and the Trust Agreement(s) executed under this Plan.

1.45 Trust Agreement means any agreement including amendments executed by a Trustee or Co-Trustee with Cone to be used in connection with this Plan.

1.46 Trustee means one or more individuals or entities or their successors so designated in the Trust Agreement. A Co-Trustee is one of several trustees so designated under a Trust Agreement. Unless the context clearly indicates otherwise, the term Trustee also means Co-Trustees.

1.47 Year of Service is defined in (a) for a Part-Time Employee and in (b) for a Full-Time Employee.

         (a) For a Part-Time Employee, a Plan Year following a Part-Time Employee's Employment Commencement Date during which he is credited with a least 1,000 Hours of Service. A Part-Time Employee will be credited with one Year of Service for his first full Plan Year if he is credited with at least 1,000 Hours of Service during his initial Computation Period, regardless of whether he is credited with at least 1,000 Hours of Service during such first full Plan Year, provided however, a Year of Service shall not be given for both the initial Computation Period and the first full Plan Year of employment.

         (b) For a Full-Time Employee, twelve (12) months of Continuous Service (whether or not consecutive). Months of Continuous Service are aggregated to yield Years of Service.

         If a Part-Time Employee becomes a Full-Time Employee during his initial Computation Period and is credited with at least 1,000 Hours of Service in such Computation Period, as of the date his change of status occurred, he is granted a Year of Service and his Continuous Service shall begin on the first day of the Computation Period after which the change to Full-Time status occurred. If he is not credited with at least 1,000 Hours of Service as of the date the change in status occurred, then he is credited with service as if he had been a Full-Time Employee during the entire Computation Period. After completing his initial Computation Period, a Part-Time Employee who becomes a Full-Time Employee and who had been credited with at least 1,000 Hours of Service for the Plan Year during which the change occurs, retains his Years of Service for pre-change Plan Years, is credited with a Year of Service for the Plan Year in which the change occurs, and is credited with Continuous Service beginning on the first day of the Plan Year following the date on which the change occurs. If a Part-Time Employee becomes a Full-Time Employee, after completing one Computation Period, and had not been credited with at least 1,000 Hours of Service for the Plan Year during which the change occurs, his Continuous Service is credited from the beginning of the Plan Year in which the change occurs. If a Full-Time Employee becomes a Part-Time Employee, he shall receive credit for the number of full years of Continuous Service completed as of the date the change occurred and will be deemed to become a Part-Time Employee on the first day of the Plan Year in which the date of change occurs. For the Plan Year in which the change occurs, he shall receive credit, on the basis of 190 Hours of Service per month or fraction thereof, for the period from the end of his last full year of Continuous Service to the date of his change in status. A Full-Time Employee who quits, retires, is discharged or is otherwise absent from work and who returns as a

         Part-Time Employee within twelve (12) months is treated as if he had changed from a Full-Time Employee to a Part-Time Employee on the date of his re-employment. A Full-Time Employee who quits, retires, is discharged or is otherwise absent from work and who returns after the first anniversary of the date on which he quit, retired, was discharged or otherwise absent from work as a Part-Time Employee shall have an initial Computation Period begin on the date of return. A Part-Time Employee who quits, retires, is discharged or is otherwise absent from work and who returns as a Full-Time Employee before the end of the Plan Year in which such event occurred is treated as if he had been a Part-Time Employee for the entire Plan Year and is credited with 190 Hours of Service for each month in which he is a Full-Time Employee; his Continuous Service as a Full-Time Employee begins on the first day of the next Plan Year.

                                                                     ARTICLE II

                             MEMBERSHIP IN THE PLAN


2.01 Automatic Membership. Each Eligible Employee shall automatically become a Member on his Participation Date and such Member shall promptly file with the Pension Committee such statistical information concerning himself and his Beneficiary as the Pension Committee may request.

2.02 Irrevocable Membership. A Member may not terminate his membership in the Plan while he continues to be an active or Suspended Member.

2.03 Suspended Membership. If a Member becomes ineligible to continue active participation in the Plan in circumstances described in Section 1.40, his membership shall not terminate but be suspended. A Member shall not receive Accredited Service from the Plan for employment during such period. If a Suspended Member again becomes eligible to participate on an active basis, his membership shall be automatically resumed.

2.04 Termination of Membership. If a Member has a Termination of Employment, his membership shall be terminated unless he is entitled to a benefit under the Plan, which has not become an irrevocable obligation of an insurance company. The Surviving Spouse or other Beneficiary of a deceased Member who is entitled to a benefit under the Plan by reason of the Member's death, or any individual who is entitled to a benefit under the Plan pursuant to a Qualified Domestic Relations Order shall be considered a Member unless and until such benefit has become an irrevocable obligation of an insurance company.

2.05 Qualified Military Service. Effective for re-employments initiated after December 12, 1994, notwithstanding any provisions of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with
         Section 414(u) of the Code.

                                                                    ARTICLE III



                        FUNDING POLICY AND CONTRIBUTIONS


3.01     Members. Members make no contributions to the Plan.

3.02 Company Contributions. Cone intends to make annual contributions which equal or exceed the minimum funding standards of the Code or ERISA and which together with the net increment from operations of the Trust Fund will provide the benefits payable under the Plan. The amount of contributions allocable to each Affiliate which participates in the Plan shall be determined by the Pension Committee based upon advice from the Actuary.

3.03 Contribution Conditioned on Deductibility. Each contribution by Cone is conditioned upon the deduction of such contribution for income tax purposes under the Code and to the extent that a deduction is disallowed, such contribution shall, upon request, be returned to Cone within one year after the disallowance of a deduction.

3.04 Transfer Contributions. Upon the direction of the administrator of the Cone Mills Corporation 1983 ESOP, pursuant to an election in writing by a Member of this Plan and the 1983 ESOP, all or any portion of the vested interest of such Member in the assets held in his ESOP-A Account under the Cone Mills Corporation 1983 ESOP may be transferred to the Trust Fund of this Plan. Prior to March 31, 1993, the Member's entire vested interest in the assets held in his Account under the Cone Mills Corporation 1983 ESOP was subject to the elective transfer provided in this Section 3.04. Transferred interests are at all times fully vested. Despite the preceding sentence, to the extent necessary to preserve the exempt status of this Plan and the Trust Fund, the Pension Committee may prevent any transfer of funds or interests under this Section, and the amount transferred by any Member may not exceed the amount required so that, by reason of the floor-offset arrangement incorporated herein, there is no reduction in the benefit payable to the Member under this Plan for the period after December 31, 1983. The Trustee must value all non-cash property transferred at its fair market value on the effective date of transfer.

                                                                     ARTICLE IV



                                   RETIREMENT


4.01 Normal Retirement. Except as otherwise provided in this ARTICLE IV, a Member shall Retire on the day he attains age sixty-five (65), or at his election, as of any date prior to the first of the next month.

4.02     Early Retirement. If a Member's Total Years of Service amount to ten
         (10) years or more, he may elect to Retire at any time after reaching age fifty-five (55).

4.03 Notice to Pension Committee. Unless waived by the Pension Committee, a Member shall give at least thirty-one (31) days notice of his intention to Retire.

4.04     Postponed Retirement.

        (a) Effective through June 30, 2001: If a Member continues his employment by the Companies after age sixty-five (65), payment of his normal retirement benefit shall be suspended and he shall be given notice of the suspension in accordance with ERISA Section 203(a)(3)(B) and regulations thereunder, but such Member shall receive credit for service because of employment after age sixty-five (65) and the percentages and other factors used in determining his benefits under the available options shall include his service, compensation, age and other appropriate factors applicable to his employment after age sixty-five (65). The payment of such Member's retirement benefit shall be subject to the provisions of Sections 4.06 and 5.05.

        (b) Effective July 1, 2001: Any actively employed Member who has or will continue his employment with the Companies after his Normal Retirement Date shall commence to receive his Retirement benefits as soon as administratively possible beginning on the later of July 1, 2001 and the first of the month following his Normal Retirement Date. As an actively employed salaried Employee on June 30, 2001, the Member would be entitled to the additional 18 months of Accredited Service granted as of June 30, 2001.

4.05     Date of First Payment. A Member who Retires in accordance with this
         ARTICLE IV shall have a non-forfeitable right to a pension from the Plan computed in accordance with the provisions of ARTICLE VI and payable beginning the first of the month next following his actual Retirement.

4.06 Date of Last Payment. Except as otherwise provided herein, a Retired Member's pension under this Plan shall continue to be payable on and including the first day of the month in which death occurs irrespective of the method under which his benefits are being paid.

4.07 Re-employment of Retired Member. If a Retired Member returns to regular, full-time employment by any of the Companies prior to June 30, 2001, the Pension Committee may, but is not required to suspend payment of the pension, if any, which such Member otherwise would have received during any such period of employment and his benefits upon subsequent Termination of Employment whether for death or Retirement shall be recomputed subject to the following:

         (a) The pension previously payable to such Member shall upon resumption be recomputed taking into account the increase in such Member's age during any period his benefits are suspended. If Method 3 is in effect for any previous period of membership the increase in the Spouse's age shall be taken into account on the same basis as the increase in such Member's age;

         (b) Such Member shall be eligible to rejoin the Plan as of the date he performs an Hour of Service under the Plan and the amount payable for any subsequent period of membership shall be determined by aggregating all of his Accredited Service and by adjusting the benefit derived therefrom by the Actuarial Equivalent of any benefits previously paid and by the Actuarial Equivalent of the recomputed pension payable pursuant to paragraph (a) above. A Member may have a separate Beneficiary for any period of membership in the circumstances provided herein but Section 6.01 shall apply to the total of his benefits from all periods of membership.

         In no event, however, shall the payment of a Member's monthly pension be withheld or suspended prior to his receiving notification in accordance with Labor Reg. Section 2530.203-3(b)(4).

         If the Pension Committee does not elect to suspend the re-employed Member's pension, or if the Member received a lump-sum payment from the Plan with respect to his prior Termination of Employment upon his subsequent Termination of Employment, an additional Retirement benefit will be paid to such Member calculated in accordance with Articles V and VI and based on all of his Accredited Service, but reduced, but not below zero, by the Actuarial Equivalent of the benefits previously paid.

         A Retired Member who is re-employed on or after June 30, 2001 shall not have his pension suspended, and such Member shall not again become an active Member of the Plan.

                                                                     ARTICLE V



                               METHODS OF PAYMENT



5.01 Method 1. Life Income with 120 Months Certain. A Retired Member's pension under Method 1 shall consist of a monthly income for his lifetime, with the provision that if such Member dies before having received 120 installments of his monthly pension under the Plan, his Beneficiary shall be entitled to monthly payments equal to the amount which would have been payable to such Member beginning as of the first of the month next following the date of his death and continuing until a total of 120 monthly installments have been made to the Member and his Beneficiary together.

5.02 Method 2. Life Income with No Death Benefits. A Retired Member's pension under Method 2 shall consist of a monthly income for his lifetime only, with no payments to be made to any Beneficiary of such Retired Member after his death. The amount payable under Method 2 to a Retired Member shall be the Actuarial Equivalent of the amount that would have been paid under Method 1.

5.03 Method 3. Qualified Joint and Survivor Annuity. A Retired Member's pension under Method 3 shall consist of an adjusted monthly income for his lifetime, with the provision that if the Member is survived by his Spouse, an amount equal to 50% of his pension shall be continued to such Spouse beginning as of the first of the next month following the date of such Member's death and continuing until and including the first of the month in which the Spouse dies. The adjusted amount payable to the Member shall be determined based on the attained age of the Member and his Spouse so that the aggregate of the payments expected to be made to the Member and his Spouse shall be the Actuarial Equivalent of the amount which would have been payable under Method 1.

5.04 Group Annuity Contract. For Members with Accredited Service before January 1, 1984, benefits payable under this Plan are paid in part under the group annuity contract with Prudential Insurance Company of America that was purchased in connection with the termination of the Original Plan and the adoption of this Plan.

5.05     Special Distribution Provisions.

         (a) Notwithstanding any provision in the Plan to the contrary, the distribution of a Participant's benefits shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder (including Regulation 1.401(a)(9)-2), the provisions of which are incorporated herein by reference:

                  (1) Except as otherwise permitted by Code Section 401(q)(9), a Participant's benefits shall be distributed to him not later than April 1st of the calendar year in which the Participant attains age 70-1/2 whether or not he has a Severance from Service. Alternatively, distributions to a Participant must begin no later than April 1st of the calendar year in which the Participant attains age 70-1/2 and must be made in accordance with Treasury Regulations over the life of the Participant or over the lives of the Participant and a designated Beneficiary (or over a period certain not extending beyond the life expectancy of the Participant or life expectancies of the Participant and a designated Beneficiary).

                  (2) Distributions to a Participant and his Beneficiaries shall only be made in accordance with the incidental death benefit requirements of Code Section 401(a)(9)(G) and the Regulations thereunder.

         (b) Notwithstanding any provision in the Plan to the contrary, any distributions upon the death of a Participant shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder. If it is determined pursuant to Regulations that the distribution of a Participant's interest has begun and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected pursuant to Article V as of his date of death. If a Participant dies before he has begun to receive any distributions of his interest under the Plan or before distributions are deemed to have begun pursuant to Treasury Regulations, then any death benefit payable to a designated Beneficiary must be distributed over a period not extending beyond the life expectancy of such designated Beneficiary provided such distribution begins not later than December 31st of the calendar year immediately following the calendar year in which the Participant died. If the death benefit is payable in the form of a Qualified Pre-Retirement Survivor Annuity, then distributions thereunder must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant dies; or (2) December 31st of the calendar year in which the Participant would have attained age 70-1/2.

         (c) For purposes of this Section 5.05, the life expectancy of a Participant and a Participant's Surviving Spouse or designated Beneficiary shall be computed using the return multiples in Tables V and VI of Regulations 1.72-9.

5.06     Normal Form of Benefit.

         (a) Unless a Member has made an effective election pursuant to paragraph (b) to waive the normal form of benefit described in this paragraph (a), the vested portion of his Accrued Benefit under this Plan shall be distributed in the form of a Qualified Joint and Survivor Annuity under Method 3 if the Member has a Spouse on his Annuity Starting Date or in the form of a Single Life Annuity under Method 2 if he does not have a Spouse on his Annuity Starting Date.

         (b) A Member may elect to waive the normal form of benefit described in paragraph (a) during the 90-day period ending on his Annuity Starting Date; provided, however, that no election to waive the Qualified Joint and Survivor Annuity form of benefit shall be effective unless accompanied by a spousal consent as described in paragraph (e) below.
                  During the aforesaid election period, a Member may revoke any election to waive the normal form of benefit described in paragraph (a) and, subject to any required spousal consent, may elect, revoke and elect again during the election period. If a Member effectively waives the normal form of benefit described in paragraph (a), he may elect to have the vested portion of his Accrued Benefit, subject to any required spousal consent, distributed in accordance with Plan Sections
                  5.01 and 5.02.

         (c) The Pension Committee must provide each Member with a general written explanation of (i) the terms and conditions of his normal form of benefit under paragraph (a); (ii) the Member's right to make, and the effect of, an election not to receive benefits in the normal form; (iii) any required spousal consent; and (iv) the right to make and the effect of, a revocation under paragraph (b). The explanation must be provided to the Member not earlier than 90 days and, except as otherwise permitted by the Code or Regulations, not later than 30 days before his Annuity Starting Date.

         (d)      Notwithstanding the foregoing:

                  (1) With respect to a Member whose Severance from Service Date is before January 1, 1998, if the present value of the vested portion of his Accrued Benefit, determined in accordance with Plan Sections 1.03 and 7.02(a) does not exceed $3,500, that present value will be distributed to the Member in a single lump sum payment and no spousal consent shall be required. If the amount distributable under this paragraph
                           (d)(1) exceeds $3,500 a single sum payment shall not be made.

                  (2) With respect to a Member whose Severance from Service Date is on or after January 1, 1998, if the present value of the vested portion of his Accrued Benefit, determined in accordance with Plan Sections 1.03 and 7.02(a) does not exceed $5,000, that present value will be distributed to the Member in a single lump sum payment and no spousal consent shall be required. If the amount distributable under this paragraph
                           (d)(2) exceeds $5,000 a single sum payment shall not be made.

         (e) A Member's election not to take the Qualified Joint and Survivor Annuity provided in Section 5.03 is not effective as of his Annuity Starting Date unless his Spouse has consented in writing to such election. The Spouse's consent must acknowledge the effect of the Member's election and must be witnessed by a Plan Representative or Notary Public. Despite the preceding sentence, spousal consent is not required if the Member establishes to the satisfaction of the Plan Representative that such written consent cannot be obtained because there is no Spouse, because the Spouse cannot be located, or because of such circumstances as applicable Treasury regulations prescribe. Any consent under this Section is valid only with respect to the Spouse who signed the consent. Any evidence that a Spouse's consent cannot be obtained is valid only with respect to that designated Spouse.

5.07     Eligible Rollover Distributions.

         (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Pension Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         (b)      Definitions.

                  (1) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; the portion of any distribution that is a hardship distribution described in Section 401(k)(2)(B)(i)(IV) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (2) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in
                           Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the Surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (3) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's Surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a Qualified Domestic Relations Order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the Spouse or former Spouse.

                  (4) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

5.08     Commencement of Benefits.

         (a) Notwithstanding any other provision of Articles IV, V or VII, a Member's benefit payment must begin no later than 60 days after the close of the Plan Year in which occurs the latest of:

                  (1)      his 65th birthday;

                  (2) the 10th anniversary of the date he became a Member of the Plan; or

                  (3)      his Termination of Employment.

         (b) If for any reason the benefit amount cannot be accurately determined before payment is required, or if it is not possible to pay when required because the Pension Committee has been unable to locate the Member, after making reasonable efforts to do so, a payment retroactive to the required date may be made no later than 60 days after the earliest date on which the amount of that payment can be determined, or the date on which the Member is located (whichever is applicable).

5.09     Qualified Domestic Relations Order. Except as provided in this Section
         5.09 Plan benefits may not be assigned, alienated or in any other way made subject to debts or other obligations of Members or Beneficiaries. Notwithstanding the above, the Pension Committee must comply with the terms of a Qualified Domestic Relations Order which is a judgment, decree or order (including approval of a property settlement agreement) made pursuant to a state domestic relations law (including community property law), that relates to the provision of child support, alimony payments or marital property rights of a Spouse, former Spouse, child or other dependent ("Alternate Payee") of a Member. A Qualified Domestic Relations Order creates or recognizes the existence of an Alternate Payee's right to or assigns to an Alternate Payee the right to receive all or a portion of the benefits payable to the Member under this Plan and specifies the following: (1) name and last known mailing address of the Member and each Alternate Payee; (2) the amount of percentage of the Member's Plan benefits to be paid to any Alternate Payee, or the manner in which such amount or percentage is to be determined; and (3) the number of payment or the period to which the Order applies and the name of the plan(s) to which the Order relates. Plan benefits will be paid pursuant to a Qualified Domestic Relations Order to such Alternative Payee(s) at such times and in such amounts as are stated therein, even if the affected Member has not separated from service and has not reached the "earliest retirement age", as defined in Code Section 414(p); provided, however, that a Qualified Domestic Relations Order may not require the Plan to provide any type or form of benefit or any option not otherwise provided and may not require the Plan to provide increased benefits. The Pension Committee shall establish reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under orders that are determined to be Qualified Domestic Relations Orders.

                                                                     ARTICLE VI



                             COMPUTATION OF PENSION


6.01 Retirement Benefits. Subject to Section 1.02 and the adjustments required by the remainder of this ARTICLE VI and otherwise under this Plan, the pension payable under Method 1 to a Member who Retires on or after his Normal Retirement Date shall be computed under paragraphs (a) through (e), as applicable, reduced as described in paragraph (f), with credit for any fraction of a year being determined by interpolation:

         (a) By multiplying his Average Monthly Compensation by the accumulated percentage determined from Column 1 of the table below according to his total Accredited Service plus an amount computed by multiplying that part of his Average Monthly Compensation, if any, which exceeds his Average Monthly Covered Compensation by the accumulated percentage determined by Column 2 of the table below according to his total Accredited Service:


                  -------------------------------------------------------------
                  ACCREDITED SERVICE                      COLUMN 1     COLUMN 2
                  -------------------------------------------------------------
                  For each year up to 10 (inclusive)        1.40%        0.70%

                  For each year from 11 through 20          1.10%        0.70%

                  For each year from 21 through 30          0.70%        0.40%

                  For each year thereafter                  0.40%        0.20%

                  provided, however, that if the amount computed for a Retiring member pursuant to this paragraph (a) produces a total Accrued Benefit (as defined in Section 1.02) that is less than his total Accrued Benefit as of December 31, 1988, then there shall be substituted for the amount computed pursuant to this paragraph (a) the amount necessary to produce the Retiring Member's total Accrued Benefit as of December 31, 1988.

         (b) If any part of a Member's Accredited Service was based on his employment by Cone Mills, Inc. prior to May 1, 1962, his pension basis as computed above shall be reduced by that part of his monthly benefits at Normal Retirement payable from the Metropolitan Retirement Plan and attributable to membership in such plan on and after the date his Accredited Service began under this Plan;

         (c) If a Member was a participant in the John Wolf Textiles, Inc. Pension Trust as of December 31, 1962, the basis for determining his pension shall be increased by an amount equal to (or the Actuarial Equivalent of) the deferred annuity determined for him by the Massachusetts Mutual Insurance Company on a monthly life income with ten years certain basis at his Normal Retirement Date under all contracts in force for such Member under the John Wolf Textiles, Inc. Pension Trust as of December 31, 1962;

         (d)      If a Member who is not entitled to Retirement benefits under
                  Article IV or to vested benefits under Section 7.02 has a Termination of Employment but is re-employed before he incurs Rule of Parity Years, at his subsequent Termination of Employment or Retirement, the percentages used in determining the pension payable shall be equal to the percentages which would be applicable under Section 6.01(a) if his total Accredited Service during all periods of employment were combined. If a Member who is not entitled to Retirement benefits under Article IV or to vested benefits under Section 7.02 has a Termination of Employment and is re-employed after having five (5) consecutive One-Year-Breaks-in-Service, at his subsequent Retirement or Termination of Employment, the percentages used in determining the pension payable shall be the percentages which are applicable to Accredited Service during the period(s) of employment subsequent to the five (5) consecutive One-Year Breaks-in-Service.

         (e) If a Member who has become entitled to Retirement benefits under Article IV or to vested benefits under Section 7.02 has a Termination of Employment and is re-employed, the percentages used in determining benefits at a subsequent Termination of Employment or Retirement shall be equal to the percentages which would be applicable under Section 6.01(a) if his total Accredited Service during all periods of membership to the Termination of Employment or Retirement date were combined; provided, however, that the pension benefit so determined shall be reduced by the Actuarial Equivalent value of any lump sum distribution or monthly payments received with respect to prior period(s) of employment in accordance with Section 4.07.

         (f) A Member's total pension basis under this Plan is equal to the allowances provided in the preceding paragraphs, or the Actuarial Equivalent of such allowances under Method
                  2 of Method 3, reduced by the Offset Value, but not reduced below the benefit accrued as of December 31, 1983, and increased by the amount that is the Actuarial Equivalent of the value of the Member's Transfer Contribution. In no event may this reduction be applied against a Member's benefit determined under Sections 6.01(a) through (e) based on Average Monthly Compensation and Accredited Service up to December 31, 1983, or against any ancillary benefits attributable to such accrued benefit.

6.02 Early Retirement. The pension payable under Method 1 to a Member who Retires earlier than his Normal Retirement Date in accordance with
         Section 4.02 shall be the amount computed in Section 6.01 based on his Accredited Service on his early Retirement date. Such pension shall be payable beginning the first of the month following his Normal Retirement Date. At such Member's election, his pension may begin the first of any month following his early Retirement but, if so, shall be reduced for early commencement as described in paragraph 2 of Appendix
         A. The pension payable under this Section 6.02 shall also be adjusted based on the attained age of the Member (and Spouse) as of the date payments actually begin and the method of payment determined in accordance with Article V.

6.03 Disability Retirement. A Member who becomes disabled within the meaning of Section 1.16 and who also is a participant in the Group Insurance Long Term Disability Plan for Salaried Employees (the "LTD Plan") shall be deemed to be on Disability Leave and shall receive Accredited Service for the duration of benefit payments under said LTD Plan except that he shall not receive Accredited Service for any period after June 30, 2001. For purposes of pension and Average Monthly Compensation computations, the disabled Members who participate in the LTD Plan shall be eligible for Retirement on the earlier of their Normal Retirement Date or the first of the month following the final monthly payment under the LTD Plan; provided, however, if a Member ceases to be disabled, regardless of whether he resumes employment, his eligibility for Retirement will be determined pursuant to Article IV and his eligibility for vested benefits will be determined by Article VII. A Member, who becomes disabled within the meaning of Section 1.16, but who does not participate in the LTD Plan, will be eligible for Retirement benefits or vested benefits determined in accordance with Articles IV and VII, respectively at the later of end of his Disability Leave or his Severance from Service Date.

6.04 Maximum Pension. The maximum pension payable to a Member must not exceed the limitations of Code Section 415 as set forth in this Plan
         Section 6.04.

         (a) Any other provision herein to the contrary notwithstanding, the Annual Pension as defined in Subsection 6.04(b) below which is payable on the behalf of a Member hereunder shall not exceed the lesser of:

                  (1) the Dollar Limitation for the Member (or such other dollar amount determined in accordance with Subsection 6.04(d) below) multiplied by a fraction whose value cannot exceed one, the numerator of which is the Member's years of participation in the Plan (computed to fractional parts of a year), and the denominator of which is 10, or

                  (2) 100 percent of the Member's average Compensation for his highest three consecutive calendar years during which the Member both was an Employee and had the greatest Compensation from the Employers, multiplied by a fraction whose value cannot exceed one, the numerator of which is the Member's Years of Service (computed to fractional parts of a year), and the denominator of which is 10.

         (b)      Definitions Used in this Section

                  (1) "Annual Pension" means the sum of all annual benefits payable in the form of a single life annuity or qualified joint and survivor annuity from all defined benefit plans (whether or not terminated) maintained by the Employer. Benefits payable in any other form shall be adjusted to the larger of:

                           (A) the Actuarial Equivalent of a single life annuity beginning at the same age, computed using the interest rate and mortality basis (or other tabular factor) used for actuarial equivalence for the particular form of payment under the Plan, or

                           (B) the Actuarial Equivalent of a single life annuity beginning at the same age, computed using a 5.00% interest rate (or for any form of payment subject to IRC Section 417(e)(3), the applicable interest rate as defined in IRC Section 417(e)(3)) and the mortality basis prescribed in Section 415(b)(2)(E)(v) of the IRC.

                           The Annual Pension shall not be adjusted for any pre-retirement death or disability benefits provided, or for any ancillary benefit that is not related to pension benefits, or for the survivor annuity provided under the portion of any annuity that constitutes a qualified joint and survivor annuity (as defined in Section 417(b) of the IRC).

                  (2) "Dollar Limitation" means the adjusted value of $90,000 (or such other amount as may be in effect on the last day of the calendar year pursuant to Section 415(d) of the IRC) based on the age of the Member when the benefit begins as follows:


                                   Age:                      Limitation Adjustment Under the Defined Benefit Plan:
                          ----------------------- ----------------------------------------------------------------------------
                          Over SSNRA              The smaller of:    (a)    the Actuarial Equivalent of the limitation for
                                                                            SSNRA, computed using the interest rate and
                                                                            mortality basis (or other tabular factor) used
                                                                            for actuarial equivalence for Late Retirement
                                                                            Income under the Plan, or
                                                                            (b)       the Actuarial Equivalent of the
                                                                            limitation for SSNRA, computed using a 5.00%
                                                                            interest rate and the mortality basis prescribed
                                                                            in Section 415(b)(2)(E)(v) of the IRC.
                          ----------------------- ----------------------------------------------------------------------------
                          SSNRA                   No adjustment.
                          ----------------------- ----------------------------------------------------------------------------
                          62 to SSNRA:            Actuarial Equivalent of limitation for SSNRA, based on reduction factors equal to 5/9 of 1% for each of the first 36 months by which the age is less than the SSNRA, and 5/12 of 1% for each additional month by which the age is less than the SSNRA.
                          ----------------------- ----------------------------------------------------------------------------
                          Less than 62            The smaller of:    (a)    the Actuarial Equivalent of the limitation for
                                                                            age 62, computed using the interest rate and
                                                                            mortality basis (or other tabular factor)
                                                                            used for actuarial equivalence for Early Retirement
                                                                            Income under the Plan, or

                                                                     (b)    the Actuarial Equivalent of the
                                                                            limitation for age 62, computed
                                                                            using 5.00% interest rate and the
                                                                            mortality basis prescribed in Section
                                                                            415(b)(2)(E)(v)
                                                                            of the IRC.

                  (3) "SSNRA" means the Social Security Normal Retirement Age, determined as follows:

                           Year of Birth                       SSNRA
                           -------------                       -----
                           1937 or earlier                      65
                           1938 - 1954                          66
                           1955 or later                        67

         (c) This Section 6.04 will not be applicable if Annual Pension benefits do not exceed $10,000 multiplied by the fraction in paragraph 6.04(a)(2) above, provided the Member has never participated in a defined contribution plan maintained by the Employer.

         (d) Cost-of-living adjustments in the Dollar Limitation for benefits shall be limited to scheduled annual increases determined by the Secretary of the Treasury that become effective no sooner than January 1 of each year. The limitation in paragraph 6.04(a)(1) for a Member whose benefit has commenced shall be adjusted annually by multiplying such limitation by the ratio of (1) the adjusted Dollar Limitation for the limitation year in which the limitation is being adjusted, to (2) the adjusted Dollar Limitation for the limitation year in which the Member's benefit began. The limitation in paragraph 6.04(a)(2) for Members who have separated from service shall be adjusted annually by multiplying such limitation by the ratio of (3) the adjusted Dollar Limitation for the limitation year in which the compensation limitation is being adjusted, to (4) the adjusted Dollar Limitation for the limitation year in which the Member separated from service.

         (e) For purposes of Plan Sections 6.04 and 6.07 Compensation and "415 compensation" shall constitute Compensation as defined in
                  Section 1.08 less deferrals and contributions pursuant to Members' salary reduction elections that are not includable in gross income by reason of Code Sections 125 and 402(e)(3). Provided, however, that for Plan Years beginning on and after January 1, 1998 Compensation for purposes of this Section
                  6.04 shall include the aggregate elective deferrals (if any) made on the Member's behalf during the Plan Year under any plan maintained by his Employer pursuant to Code Section 401(k) and the aggregate elective contributions (if any) made on the Members behalf during the Plan Year under any plan maintained by his Employer pursuant to Code Section 125.

         (f) For purpose of this Section 6.04, all qualified defined benefit plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined benefit plan, and all qualified defined contribution plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined contribution plan.

         (g) For purposes of this Section 6.04, if the Employer is a member of a controlled group of Corporations, trades or businesses under common control (as defined by Code Section 1563(a) or Code Section 415(b) and (c) as modified by Code Section 415(h)) or if a Member of an Affiliate Service group (as defined by Code Section 414(m)) all Employees of such Employers shall be considered to be employed by a single Employer.

         (h)      For purposes of this Section 6.04, if this Plan is a Code
                  Section 413(c) Plan, all Employers of a Member who maintained this Plan will be considered to be a single Employer.

         (i) Notwithstanding anything contained in this Section 6.04 to the contrary, the limitations, adjustments and other requirements described in this Section shall at all times comply with the provisions of Code Section 415 and the Regulations thereunder, the terms of which are specifically incorporated herein by reference.

6.05 Determination of Top Heavy Status. The following provisions shall become effective in any Plan Year commencing after the 1983 Plan Year in which the Plan is determined to be a Top Heavy Plan.

         (a) This Plan shall be a Top Heavy Plan for any Plan Year in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees under this Plan and all plans of an Aggregation Group, and (2) the sum of the Aggregate Accounts of Key Employees under all plans of an Aggregation Group, exceed sixty percent (60%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

         (b) This Plan shall be a Super Top Heavy Plan for any Plan Year in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees under this Plan and all Plans of an Aggregation Group and (2) the sum of the Aggregate Aggregation Group, exceed ninety percent (90%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

         (c) If any Member is a Non-Key Employee for any Plan Year, but such Member was a Key Employee for any prior Plan Year, such Member's Present Value of Accrued Benefits and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Group). In addition, if a Member or former Member Accounts of Key Employees under all Plans of an has not performed any services for any Employer maintaining the Plan at any time during the five year period ending on the Determination Date, any Accrued Benefit or Aggregate
                  Account for such Member or former Member shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan.

6.06     Top Heavy Definitions.

         The following definitions apply in determining whether the Plan is a Top Heavy Plan or a Super Top Heavy Plan:

         (a) Aggregate Account: A Member's Aggregate Account as of the Determination Date is the sum of the amounts and adjustments described below:

                  (1) his Member's Account balance as of the most recent valuation occurring within a twelve (12) month period ending on the Determination Date;

                  (2) an adjustment for any contributions due as of the Determination Date. Such adjustment shall be the amount of any contributions actually made after the applicable Plan valuation date but due on or before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that first Plan Year;

                  (3) any Plan distributions made within the Plan Year that includes the Determination Date or within the four
                           (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Member's Aggregate Account balance as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted. Further, distributions from the Plan (including the cash value of life insurance policies) of a Member's account balance because of death shall be treated as a distribution for the purposes of this paragraph.

                  (4) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible qualified voluntary employee contributions shall not be considered to be a part of the Member's Aggregate Account balance.

                  (5) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides the rollovers or plan-to-plan transfers, it shall always consider such rollovers or plan-to-plan transfers as a distribution for the purposes of this Section.

                  (6) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides for a rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the Plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Member's Aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

                  (7) For the purposes of determining whether two employers are to be treated as the same employer in (5) and (6) above, all employers aggregated under Code Section 414(b), (c), (m) and (o) are treated as the same employer.

         (b) Aggregation Group means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

                  (1) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each plan of the Employer in which a Key Employee is a member in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group. In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

                  (2) Permissive Aggregation Group: The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) and
                           410. Such group shall be known as a Permissive Aggregation Group. In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

                  (3) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

                  (4) An Aggregation Group shall include any terminated plan of the Employer if it was maintained within the last five (5) years ending on the Determination Date.

         (c) Determination Date means (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

         (d) Key Employee means an Employee as defined in Code Section 416(i) and the Regulations thereunder. Generally, any Employee or former Employee (as well as each of his Beneficiaries) is considered a Key Employee if he, at any time during the Plan Year that contains the "Determination Date" or any of the preceding four (4) Plan Years, has been included in one of the following categories:

                  (1) an officer of the Employer (as that term is defined within the meaning of the Regulations under Code
                           Section 416) having annual "415 Compensation" greater than 50 percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year.

                  (2) one of the ten employees having annual "415 Compensation" from the Employer for a Plan Year greater than the dollar limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than one-half percent (0.5%) interest and the largest interests in the Employer.

                  (3) a "five percent owner" of the Employer. "Five percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers.

                  (4) a "one percent owner" of the Employer having an annual "415 Compensation" from the Employer of more than $150,000. "One percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and
                           (o) shall be treated as separate employers. However, in determining whether an individual has "415 Compensation" of more than $150,000, "415 Compensation" from each employer required to be aggregated under Code Sections 414(b), (c), (m) and
                           (o) shall be taken into account. For purposes of this Section, "415 Compensation" means compensation as defined in Plan Section 1.08, except that the determination of "415 Compensation" shall be made without regard to Code Sections 125, 402(a)(8), 402(h)(1)(B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, without regard to Code Section 403(b).

         (e) Non-Key Employee means any Employee or former Employee (and his Beneficiaries) who is not a Key Employee.

         (f) Present Value of Accrued Benefit: In the case of a defined benefit plan, the Present Value of Accrued Benefit for a Member other than a Key Employee, shall be as determined using the single accrual method used for all plans of the Employer and Affiliated Employers, or if no such single method exists, using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under Code
                  Section 411(b)(1)(C).

         (g) Top Heavy Group means an Aggregation Group in which as of the Determination Date, the sum of: (1) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in the group, and (2) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group, exceeds sixty percent (60%) of a similar sum determined for all Members.

6.07     Top Heavy Requirements.

         (a) Minimum Benefits for Top-Heavy Plans. If the Plan is or becomes a Top-Heavy Plan, then, notwithstanding the provisions of Section 6.01, the minimum accrued benefit expressed as a single life annuity beginning at Normal Retirement Age for each Non-Key Employee who is a Participant shall be the lesser of:

                  (1) two percent of his Top-Heavy Average Compensation times Top-Heavy Years of Service, or

                  (2)      20% of his Top-Heavy Average Compensation.

                  If the form of benefit is other than a single life annuity, the minimum benefit must be an amount that is the Actuarial Equivalent of the above minimum benefit. If the benefit commences at a date other than at Normal Retirement Age, the Participant will receive an amount that is at least the Actuarial Equivalent of the single life annuity benefit commencing at Normal Retirement Age. Each Non-Key Employee who is a Participant shall receive this minimum benefit regardless of the Non-Key Employee's level of Compensation and regardless of whether the Non-Key Employee is employed on a specified date.

                  In the case of a Top-Heavy Group consisting of both defined benefit and defined contribution plans, the required minimum accrued benefit or Employer contribution for each Top-Heavy Year of Service for Employees participating in each type of Plan shall be satisfied by the minimum accrued benefit under this Plan. The required minimum accrued benefit or Employer contribution for each Top-Heavy Year of Service for Employees who do not participate in this Plan, but who do participate in another plan of the Top-Heavy Group shall be satisfied by providing the minimum accrued benefit or contribution under that plan. If the Employer maintains another qualified plan which provides a minimum benefit or contribution, then in no event shall the minimum benefit or contribution provided under this Plan, when combined with the benefit or contribution provided by the other plan, exceed the amount required by
                  Section 415(c) of the Code.

                  For purposes of this Section 6.07, Compensation shall mean compensation as defined in Section 414 (q)(7) the average Compensation paid during the consecutive Top-Heavy Years of Service, not to exceed five years, which produces the highest average Compensation. In determining the Top-Heavy Average Compensation, years during which the Employee did not earn a Year of Service shall be disregarded. Top-Heavy Years of Service shall mean all Years of Service, excluding any Year of Service after which the Plan was not a Top-Heavy Plan for the Plan Year ending during such Year of Service and further excluding any Year of Service completed in a Plan Year beginning before January 1, 1984.

         (b) Minimum Vesting Requirements. If the Plan is or becomes a Top-Heavy Plan, as defined in Section 6.05, then, notwithstanding the provisions of Section 7.01, a Participant shall be vested in the applicable percentage of his Accrued Benefit under the Plan as follows:

                          Number of Years of ServicePercentage
                          ------------------------------------
                                   Less than 3                        0%
                                   3 or more                        100%


                  Years of Service for the purposes of vesting in a Top-Heavy Plan shall include all Years of Service, including years prior to January 1, 1984, and years during which the Plan is not considered to be a Top-Heavy Plan. Vesting pursuant to this
                  Section 6.07(b) shall apply to each Participant's entire Accrued Benefit. However, when the Plan becomes a Top-Heavy Plan, the Accrued Benefit of any Employee who does not complete at least one Hour of Service after the Plan becomes Top-Heavy is not required to be subject to the minimum vesting schedule for Top-Heavy Plans.

                  When the Plan ceases to be a Top-Heavy Plan, the vesting schedule shall revert to the schedule set forth in Section
                  7.01 with respect to future benefit accruals. However, each Participant with at least three Years of Service shall have his non-forfeitable percentage computed under the Plan according to the Top-Heavy vesting schedule.

                  For purposes of the above paragraph, a Participant shall be considered to have completed three Years of Service if he has completed 1,000 Hours of Service in each of three Plan Years, whether or not consecutive, ending with or prior to the last day of the election period described below.

         (c) Impact on Maximum Benefits: For any Plan Year in which the Plan is a Top-Heavy Plan, Plan Section 6.04 shall be applied by substituting the number "l.00" for the number "1.25" wherever it appears therein except such substitution shall not have the effect of reducing any benefit accrued under a defined benefit plan prior to the first day of the Plan Year in which this provision becomes applicable.

         (d) Notwithstanding anything contained herein to the contrary, the requirements prescribed in this Section 6.07 shall at all times comply with the provisions of Code Section 416 and the

                  Regulations thereunder, the terms of which are specifically incorporated herein by reference.

                                                                    ARTICLE VII



                          BENEFITS UPON TERMINATION OF
                       EMPLOYMENT OTHER THAN AT RETIREMENT


7.01 Vested Benefits/Termination of Employment with Less than Five Years of Service. Each Member's Accrued Benefit under the Plan is non-forfeitable (100% vested) at the earlier of: (1) attaining age 65 (Normal Retirement Age) while a Member, or (2) completion of five Total Years of Service after age 18. If a Member's employment is terminated for any reason and at the time his Total Years of Service hereunder is less than five (5) years and he does not qualify for Retirement under the provisions of ARTICLE IV, no benefits shall be payable under this Plan on his behalf.

7.02 Termination of Employment with at Least Five Years of Service. If a Member's employment is terminated for any reason and at the time his Total Years of Service hereunder is five (5) years or more but he does not qualify for Retirement under the provisions of ARTICLE IV or
         Section 7.04, he shall, if he survives to the date of payment determined herein, be entitled to all of his Accrued Benefit, as defined in Section 1.02, and adjusted for his age at the date payment is to be made or begin, and payable as follows:

         (a)      (1) With respect to a Member whose Severance from
                      Service Date is before January 1, 1998, if the present value of the Member's non-forfeitable Accrued Benefit determined in accordance with Plan Section
                      1.02 does not exceed $3,500, that present value shall be payable in a single sum as soon as practicable;

                  (2) With respect to a Member whose Severance from Service
                      Date is on or after January 1, 1998, if the present value of the Member's non-forfeitable Accrued Benefit determined in accordance with Plan Section 1.02 does not exceed $5,000, that present value shall be payable in a single sum as soon as practicable;

         (b)      (1) With respect to a Member whose Severance from
                      Service Date is before January 1, 1998, if the present value of the Member's non-forfeitable Accrued Benefit determined in accordance with Plan Section
                      1.02 exceeds $3,500, payment shall be made in accordance with paragraph (c);

                  (2) With respect to a Member whose Severance from Service
                      Date is on or after January 1, 1998, if the present value of the Member's non-forfeitable Accrued Benefit determined in accordance with Plan Section 1.02 exceeds $5,000, payment shall be made in accordance with paragraph (c);

         (c)      That portion of such Member's benefits not payable under
                  Section 7.02(a) shall be payable beginning the first of the month after he attains age 65, or at his election, at any time within the ten-year period immediately preceding as though he were a Retired Member, and for the purpose of this paragraph the pension basis shall be the Actuarial

                  Equivalent of the Accrued Benefit as defined in Plan Section
                  1.02 determined by application of the provisions of paragraphs 3 and 4 contained in Appendix A based on the attained age of the Member (and Spouse) as of the date payments actually begin and the method of payment determined in accordance with
                  Article V.

         (d) A distribution pursuant to paragraph (c) cannot be made unless the Member's Spouse consents to the distribution in the manner provided in Section 5.06.

7.03 Accrued Benefit of Re-employed Member. Benefits for a terminated or Suspended Member who resumes employment covered by the Plan shall be determined as follows:

         (a) If such Member has received no benefits from the Plan, his total Accrued Benefit as defined in Section 1.02 shall be restored to the extent that his previous service is taken into account under Section 1.01 and shall be subject to the vesting and forfeiture provisions of the Plan according to his Total Years of Service hereunder determined at his eventual Termination of Employment.

         (b) If such Member has received a distribution of his non-forfeitable benefit either in a lump sum or in monthly payments, the benefits determined with respect to his eventual Termination of Employment shall be reduced by the Actuarial Equivalent of the amount(s) previously received as provided in
                  Section 4.07.

7.04 Involuntary Termination of Employment. If a Member's employment is involuntarily terminated for reasons other than death and he has at least fifteen (15) Total Years of Service and five (5) years of membership in the Plan but at the time has not attained age 55, and if he survives to age 55, he shall then be entitled to a monthly pension based on his Accredited Service to the date of his involuntary Termination of Employment computed in accordance with Article VI as though he had Retired under Article IV. For purposes of this pension calculation, Average Monthly Compensation, provisions of the plan as in effect on the date of Termination of Employment, and all other relevant factors shall be treated as remaining constant from the date of Termination of Employment to the Retirement date. Benefits under this
         Section 7.04, payable in accordance with Article V, shall begin as of the first of the month coinciding with or following the Member's attaining age 55 or at his election the first of any subsequent month.

                                                                   ARTICLE VIII



                      BENEFITS PAYABLE BY REASON OF DEATH


8.01     Death of a Member without a Surviving Spouse.

         (a)      Death of Active or Suspended Member Before Early Retirement
                  Age:

                  (1) If an active or Suspended Member with fewer than ten Years of Service dies before reaching age 55 and does not have a Surviving Spouse, no benefit shall be payable under the Plan on his behalf.

                  (2) If an active or Suspended Member with ten or more Years of Service dies before reaching age 55 and does not have a Surviving Spouse, then his Beneficiary shall be entitled to 120 monthly installments equal to 50% of the monthly pension to which such Member would have been entitled had he Separated from Service as of the date of his death, survived to age 55, and then elected to receive payment of his Accrued Benefit under Method 1 beginning as of the first day of the next month. Payment of the installments provided for in this subparagraph (a)(2) shall begin as of the first day of the month following the month in which the deceased Member would have attained age 55.

         (b) Death of Active or Suspended Member After Early Retirement Age But Before Annuity Starting Date:

                  If an active or Suspended Member who has met the age and service requirements for Early Retirement under Section 4.02 dies before his Annuity Starting Date and he does not have a Surviving Spouse, his Beneficiary shall be entitled to 120 monthly installments equal to 50% of the monthly pension to which such Member would have been entitled had he Retired as of the date of his death and elected to receive his pension under Method 1 beginning as of the first day of the next month.

         (c)      Death after Termination of Employment:

                  (1) Except as provided in subparagraph (c)(2) below, if a Member's employment terminates before he has met the age and service requirements for Early Retirement under Section 4.02 and the Member dies before his Annuity Starting Date without a Surviving Spouse, no benefits shall be payable under the Plan on his behalf.

                  (2) If a Member's employment is involuntarily terminated and he is entitled to benefits under Section 7.04, and if such Member survives more than thirty (30) days after his Termination of Employment but dies before his Annuity Starting Date, and does not have a Surviving Spouse, his Beneficiary shall be entitled to 120 monthly installments of the monthly pension which would have been payable to such Member under
                           Section 5.01 beginning the first of the month following the date he would have attained age fifty-five or the first of the month following the date of his death, whichever is later.

         (d) If the present value of any benefit payable under Section 8.01(a)(2), Section 8.01(b) or Section 8.01(c)(2) does not exceed $5,000, the Pension Committee shall direct the immediate distribution of such amount to the Beneficiary.

         (e) If a Member dies after his Annuity Starting Date, subject to the rights of an Alternate Payee under a Qualified Domestic Relations Order, any pension benefit payable under the Plan will be paid in accordance with the method of payment elected under Article V.

8.02     Death of a Member with a Surviving Spouse.

         (a) If a Member dies before his Annuity Starting Date and before completing five Total Years of Service, no benefit shall be payable under this Plan on his behalf.

         (b) If a Member dies before his Annuity Starting Date after completing five Total Years of Service, but before the earliest date on which he could have elected to receive a pension benefit under the Plan, either as an early Retirement benefit under Section 4.02 or a deferred pension under Section 7.02(c) or 7.04, subject to the rights of any Alternate Payee under a Qualified Domestic Relations Order, his Spouse shall be entitled to a Qualified Pre-Retirement Survivor Annuity in accordance with Section 8.03(b).

         (c) If a Member dies before his Annuity Starting Date and on or after the earliest date on which he could have elected to begin receiving a pension under the Plan, either as an early Retirement benefit under Section 4.02 or a deferred pension under Section 7.02(c) or 7.04, subject to the rights of any Alternate Payee under a Qualified Domestic Relations Order, his Spouse shall be entitled to a Qualified Pre-Retirement Survivor Annuity provided in Section 8.03(a). Notwithstanding the preceding sentence, if a Member who could begin receiving an early Retirement benefit under
                  Section 4.02 so elects on forms provided by the Pension Committee, subject to any required spousal consent, his Beneficiary shall be entitled to 120 installments equal to fifty percent of the monthly pension such Member would have been entitled to had he retired as of the date of his death and elected to receive his pension under Method 1 beginning asof the first day of the next month.

                  The Pension Committee must provide each Member eligible to make an election under this Section 8.02(c) with a general written explanation of (I) the terms and conditions of the Qualified Pre-Retirement Survivor Annuity payable under Plan
                  Section 8.03; (ii) the Member's right to make, and the effect of, an election not to receive survivor benefits in that form;
                  (iii) any required spousal consent; and (iv) the right to make, and the effect of, a revocation of an election under this Section 8.02(c). The explanation must be provided to the Member within a reasonable period after he becomes eligible to make an election under this Section 8.02(c). A Member's election not to take the Qualified Pre-Retirement Survivor Annuity provided in Section 8.03 is not effective unless his Spouse has consented in writing to such election. The Spouse's consent must acknowledge the effect of the Member's election and must be witnessed by a Plan Representative or Notary Public. Despite the preceding sentence, spousal consent is not required if the Member establishes to the satisfaction of the Plan Representative that such written consent cannot be obtained because there is no Spouse, because the Spouse cannot be located, or because of such circumstances as applicable Treasury regulations prescribe. Any consent under this Section is valid only with respect to the Spouse who signed the consent. Any evidence that a Spouse's consent cannot be obtained is valid only with respect to that designated Spouse.

         (d) If a Member dies after his Annuity Starting Date, subject to the rights of an Alternate Payee under a Qualified Domestic Relations Order, any pension benefit payable under the Plan will be paid in accordance with the method of payment elected under Article V.

8.03     Qualified Pre-Retirement Survivor Annuity.

         In the event a Member with a vested right to his Accrued Benefit under the Plan dies before his Annuity Starting Date and has not made the election provided for in Subsection 8.02(c), benefits shall be payable to the Member's Spouse as follows:

         (a) If the Member at the date of death was then eligible to receive a benefit under the Plan under Article IV or Plan
                  Section 7.02(c) or 7.04, his Surviving Spouse shall be entitled to receive a death benefit commencing as of the first day of the month coinciding with or next following the date of the Member's death, in an amount equal to one-half of the amount of the retirement benefit which would have been payable to the Member if he had retired on the day preceding his death and received a benefit in the form of a Joint and Survivor Annuity as defined in Plan Section 5.03.

         (b) If the Member at the date of death was at that time not eligible to receive a benefit under the Plan, then the Member's Surviving Spouse shall be entitled to a death benefit in an amount equal to the amount that would have been payable to the Spouse under Section 7.02(c) or 7.04 assuming:

                  (1) the Member had Separated from Service on the earlier of his Termination of Employment or date of his death;

                  (2) the Member had survived to the earliest date he would be entitled to receive a benefit under the Plan pursuant to Section 7.02(c) or 7.04;

                  (3) on that date the Member began receiving his Accrued Benefit in the form of a Qualified Joint and Survivor Annuity as described in Plan Section 5.03; and

                  (4) the Member died on the day after the date described in subsection (2).

                  Unless the Spouse elects a later starting date, the pre-retirement spousal death benefit under this Section 8.03(b) shall commence as of the first day of the first month in which the Member could have begun receiving a benefit under the Plan pursuant to Article IV, Section 7.02(c) or Section
                  7.04 had he not died, and shall be paid to and including the month in which such Spouse dies.

                  Notwithstanding the foregoing, if the present value of the pre-retirement spousal death benefit with respect to a Member who dies before becoming eligible to receive a benefit under the Plan does not exceed $5,000, his Spouse shall be entitled to receive such present value as soon as practicable.

8.04     Designation of Beneficiaries.

         (a) A Member may designate a Beneficiary or Beneficiaries in accordance with this Section 8.04 to receive benefits payable under the method described in Section 5.01 after the Member's death after Retirement, and benefits payable by reason of the Member's death before his Annuity Starting Date pursuant
              to  Section  8.01.  In the  case of benefits   payable  as
              described  in  Section  5.01  no   Beneficiary designation  in
              accordance with this Section 8.04 shall be effective unless accompanied by a spousal consent described in paragraph (c) below, and received by the Pension Committee before the first monthly payment. A Member may revoke any Beneficiary designation, and subject to any required spousal consent may designate another Beneficiary or Beneficiaries.

          (b) On forms provided by the Pension Committee, each Member may designate or change a Beneficiary or Beneficiaries to receive Retirement benefits calculated under Plan Section
              5.01 by reason of the Member's death and benefits payable by reason of the Member's death before his Annuity Starting Date pursuant to Section 8.01. A Beneficiary designation is effective when received by the Pension Committee. Any designation of a Beneficiary by a Member without a Spouse shall become void and of no further force and effect if the Member marries prior to his Annuity Starting Date. If a Beneficiary or Beneficiaries are designated in accordance with this Section 8.04, then after the Pension Committee receives proof of the Member's death, it shall request his Beneficiary or Beneficiaries to submit claim, election and tax withholding forms. Subject to the rights of any Alternate Payee under a Qualified Domestic Relations Order, the Pension Committee upon receiving these forms, shall direct the Trustee to pay the deceased Member's retirement benefits to his Beneficiary or Beneficiaries for the remainder of the 120 month period as provided in Section 5.01 or for the 120 month period required pursuant to Section 8.01. If there is no effective Beneficiary designation in effect at the time of the Retired Member's death, then subject to any required Spousal consent and to the rights of any Alternate Payee, the Member's estate shall be entitled to receive any remaining pension payments due.

         (c) Notwithstanding the Member's right to designate a Beneficiary as provided in Section 8.04(a), the Member's Beneficiary shall be the Member's Spouse unless the Member's Spouse consents in writing to the Member's election of payment under Method 1 and of a different Beneficiary. This Spouse's consent must acknowledge the effect of the Member's election and must be witnessed by a Plan Representative or Notary Public. With this spousal consent, the provisions of this Section 8.04 shall apply.

8.05 Legal Disability of Beneficiary. If any Member, former Member or Beneficiary entitled to any payment under the Plan shall be under a legal disability whether due to incompetency, being a minor, or otherwise, the Pension Committee, upon the receipt of satisfactory evidence of such legal disability may cause any payment otherwise payable to be paid, (i) to the guardian of the person or property of such Member or Beneficiary, or (ii) to any other person, firm or institution for the benefit of such Member or Beneficiary, or, if the Beneficiary is a minor, to a custodian for such Beneficiary under a Uniform Gifts or Transfers to Minors Act, and the receipt of any of the foregoing shall constitute a full acceptance of the Pension Committee to the extent of the distribution so made.

                                                                     ARTICLE IX



                    TRUST FUND AND ADMINISTRATION OF THE PLAN


9.01     Named Fiduciaries and Allocation of Responsibility.

         (a) Plan Fiduciaries are Cone, each Trustee or co-Trustee, the Pension Committee and any other Committee appointed pursuant to Plan Section 9.06. Each Fiduciary shall have only those powers, duties, responsibilities and obligations that are specifically assigned under the Plan or Trust Agreement. A Fiduciary may serve in more than one capacity with respect to the Plan. Cone shall appoint the Pension Committee and any Trustee or successor Trustees or co-Trustees and any other Fiduciaries.

         (b) The Trustee has custody and sole responsibility for administration of the Trust Fund, but the Trustee's authority to manage, acquire or dispose of assets of the Plan is subject to the direction of Cone in accordance with Section 9.08. If an Investment Manager is appointed, the Trustee or each Co-Trustee under that Trust Agreement is released from any obligation or liability for the investment of the assets for which the appointment is made.

         (c) The Pension Committee has only the responsibilities described in this Plan and those delegated by Cone. The Pension Committee has no responsibility for the control or management of the Trust Fund.

         (d) All responsibilities not specifically delegated to a Fiduciary remain with Cone, including designating other Fiduciaries not named in this Plan or the Trust Agreement.
                  A Fiduciary serves at the pleasure of Cone and may employ one or more persons to render advice with regard to any responsibility such Fiduciary has under the Plan. Each Fiduciary may rely upon any direction, information or action of another Fiduciary as being proper under the Plan or Trust Agreement and shall not be required to inquire into the propriety of any such direction, information or action. It is intended that each Fiduciary be responsible for the proper exercise of its own power, duties, responsibilities and obligations and shall not be responsible for any act or omission of another Fiduciary except to the extent that it has knowledge of a breach of Fiduciary responsibility by another Fiduciary and fails to make reasonable effort to remedy the breach.

9.02 Duties and Responsibilities. Each Fiduciary shall discharge his duties with respect to the Plan solely in the interest of Members and Beneficiaries for the exclusive purpose of providing benefits to Members and Beneficiaries and for defraying reasonable expenses in administering the Plan, with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, and in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of applicable law or regulation.

9.03 Trust Fund. All of the assets of the Plan shall be held in a Trust Fund or Funds under a Trust Agreement or Agreements which shall be a part of the Plan except for the group annuity contract described in Section
         5.04. Such Trust Agreement or Agreements may provide for a master trust containing assets of more than one plan if the portion or percentage attributable to each plan is clearly established and discernible. Each Trustee or Co-Trustee shall be appointed by the Board of Directors, and the Board of Directors shall have the sole authority to appoint and remove any Trustee, Co-Trustee or successor Trustee or Co-Trustee. All contributions shall be paid into a Trust Fund. To the extent not provided by the group annuity contract with Prudential Insurance Company of America benefits provided by the Plan shall be payable from the Trust Fund, except that pensions under the Plan may be provided through the purchase of annuities from a legal reserve life insurance company which comply with the payment options described in ARTICLE V of the Plan. The Trustee or Co-Trustee shall execute such documents and take any other action necessary to carry out the instructions of the Investment Manager and Pension Committee.

9.04 Enforceable Rights. Cone does not guarantee payment of any benefits provided for under the Plan. No person shall have any interest in or right to any part of the corpus or income of the Trust Fund except as provided in the Plan.

9.05 Impossibility of Diversion. The assets of the Plan and the Trust Fund shall not inure to the benefit of the Employer and shall be held for the exclusive purposes of providing benefits to Members and Beneficiaries and defraying reasonable expenses of administering the Plan.

9.06 Pension Committee and Other Committees. The Board of Directors shall appoint a Pension Committee and may appoint other Committees from time to time, each Committee to consist of at least three (3) persons who may, but need not be, officers, directors or Employees of Cone. The members of each Committee shall hold office at the pleasure of the Board of Directors and shall serve without compensation. Each Committee member shall file his written acceptance with the Board of Directors and acknowledge that he is a Fiduciary under the Plan. Any Committee member may resign at any time by delivering his written resignation to the Board of Directors. Any vacancy which reduces Committee membership to less than three shall be filled by the Board of Directors as soon as practicable.

9.07 Officers, Quorums, Expenses. The Pension Committee or any other committee appointed or designated by Cone pursuant to Section 9.01(a) may authorize one or more of its members to execute or deliver any instrument or act on its behalf. Each Committee shall hold meetings upon such notice and at such place and times as it may determine. A majority of the members of each Committee in office at the time shall constitute a quorum for the transaction of business. All resolutions or other actions taken by a Committee shall be by the vote of a majority of those present at a meeting or without a meeting by an instrument in writing signed by a majority of the members. If a Committee member registers his dissent in writing with respect to any act or omission by the majority, delivered to the remaining Committee members within a reasonable time, such member shall not be responsible for such act or omission. The expenses of each Committee in performing its duties and the compensation of its agents shall be paid by Cone.

9.08 Investment Powers. Except to the extent delegated to an Investment Manager, Cone shall have all the powers, duties, responsibilities and obligations contained in Section 9.09 with respect to investments under the Plan. The Company shall have authority to appoint in writing and obtain the services of one or more Investment Managers (as defined in ERISA Section 3(38)) whose duties and responsibilities shall be to manage the investment and reinvestment of such portion of the Trust Fund as shall be determined from time to time by the Committee. Cone may appoint the Trustee to serve as Investment Manager with respect to all or a portion of the Trust Fund.

9.09 Duties of Investment Manager. Each duly appointed Investment Manager shall, with respect to the portion of any Trust Fund for which it is responsible, have the sole authority, without prior consultation with the Trustee or Cone to manage, acquire and dispose of assets of the Trust Fund but shall not, except to the extent permitted in the Trust Agreement, have physical custody or indicia of ownership of any such assets. The appointment of an Investment Manager shall become effective as of the date he delivers to Cone a written statement acknowledging that it is Fiduciary as defined in ERISA Section 3(21)(a) and that it has the responsibility for acquisition and disposition of that portion of Trust Fund assets assigned to it. The Investment Manager shall exercise its power through written directions to the Trustee. The Investment Manager shall periodically deliver to Cone a report describing all Trust Fund asset transactions for each agreed upon reporting period. Any compensation or fee due to the Investment Manager for services rendered shall be paid out of the Trust Fund, unless paid by Cone in its discretion.

9.10 Information to Investment Manager. Cone or the Pension Committee shall advise each Investment Manager of the amount of that portion of any Trust Fund which he is to manage, the amount of Cone contributions to be added to the Fund and the expected future benefits to be payable from the Fund in order that the Investment Manager may establish a funding policy consistent with current and long-term needs of the Plan and compatible with guidelines determined by Cone.

9.11 Notice to Trustee. Cone shall notify the Trustee of each Trust Fund for which an Investment Manager has been appointed of the name of such Investment Manager and the portion of the Trust Fund for which such Manager is responsible. Until notified in writing by Cone that there has been a change in the appointment of an Investment Manager, the Trustee shall be fully protected in relying upon the instructions received from such Investment Manager with respect to the portion of the fund for which such Manager has investment responsibilities.

9.12 Duties of the Pension Committee. The Pension Committee shall be responsible for and have discretionary authority with respect to interpretation of the provisions of the Plan, the determination of benefits and the right of any person to benefits, and such other functions including without limitation the promulgation of rules and regulations as may be necessary for proper administration of the Plan and not hereunder delegated to the Trustee, Investment Manager or other Fiduciary appointed by the Board of Directors. The Pension Committee's rules, interpretations, computations and actions will be conclusive and binding on all persons.

9.13 Notice of Payments Due. The Pension Committee shall notify the Trustees in writing of the amounts payable under the Plan and the date of such payments.

9.14 Records and Reports. The Pension Committee shall maintain accounts showing the fiscal transactions of the Plan and shall keep in convenient form such data as may be necessary for the valuation of the assets and liabilities, contingent or otherwise, of the Plan. The Committee shall exercise such authority as it deems appropriate in order to comply with the reporting requirements of any applicable law or regulation affecting the Plan and shall prepare annually a report showing in reasonable detail such assets and liabilities of the Plan and any other information which the Board of Directors may require and which the Committee can reasonably furnish or obtain from the Trustees. Such report shall be submitted to the Board of Directors.

9.15 Exoneration of Pension Committee. The members of the Pension Committee, Employers and their officers, directors and Employees shall be entitled to rely upon the reports furnished by any Trustee or by any accountant approved by the Committee or the Board of Directors, and upon all opinions given by any legal counsel selected or approved by the Committee or the Board of Directors. Except as contrary to law, the members of the Committee, Employers and their officers, directors and Employees shall be fully protected and exonerated from liability with respect to any action taken or suffered by them in good faith in reliance upon such reports, opinions or other advice received from any such Trustee, accountant or legal counsel.

         The fact that any member of the Committee is a director, officer or shareholder of the Employer, or a Member of the Plan, shall not disqualify him from performing any duties which the Plan or the Trust Agreement authorizes or requires him to do as a member of the Committee or render him accountable for any benefits received by him under the Plan. All directors, officers and Employees who are deemed to be Fiduciaries of this Plan are entitled to indemnification to the full extent provided for by law and by the Articles of Incorporation and Bylaws of Cone in effect on January 1, 1987, or as, thereafter amended.

9.16 Errors and Omissions. Individuals and entities charged with the administration of the Plan must see that it is administered in accordance with its terms as long as it is not in conflict with the Code of ERISA. If an innocent error or omission is discovered in the Plan's operation or administration, and if the Pension Committee determines that it would cost more to correct the error than is warranted, and if the Pension Committee determines that the error did not result in discrimination prohibited by the Code, ERISA or by Plan
         Section 12.06 or cause a qualification of excise-tax problem, then, to the extent that an adjustment will not in the Pension Committee's judgment result in discrimination prohibited by the Code, ERISA or Plan
         Section 12.06, the Pension Committee may authorize any equitable adjustment it deems necessary or desirable to correct the error or omission, including but not limited to the authorization of additional Cone contributions designed, in a manner consistent with the goodwill intended to be engendered by the Plan, to put Members in the same relative position they would have enjoyed if there had been no error or omission.

9.17 Fees and Expenses. Any fees or expenses incurred in connection with the operation of the Plan shall be paid out of the Trust Fund, unless paid by Cone in its discretion.

9.18 Voting and Tendering of Shares. Securities held in the Trust Fund shall be voted by the Trustee or other Investment Manager in its sole discretion and in accordance with its fiduciary duties and responsibilities described in Section 9.02. The Trustee or Investment Manager shall advise Cone or the Pension Committee annually of its policies with respect to voting of proxies and in such detail as is requested, the nature of its voting practice.

9.19 Claim Procedure. As a condition precedent to the payment of benefits, the Pension Committee may require any Member or Beneficiary entitled to benefits to complete an application for payment and a form for selection of the method of payment under which benefits are to be paid and to provide information with respect to withholding of income taxes. Any denial by the Pension Committee of a claim for benefits under the Plan shall be stated in writing by the Pension Committee and shall be delivered or mailed to the Member or his Beneficiary. Such notices shall state the specific reason for denial and provide a reasonable opportunity for a joint review of the decision by the Member or his Beneficiary and the Pension Committee.

                                                                     ARTICLE X



                        AMENDMENT, TERMINATION AND MERGER


10.01    Amendment.

         (a) The Board of Directors retains the right at any time: (1) to amend this Plan and any Trust Agreement to qualify or retain qualification of this Plan and the Trust under the applicable provisions of the Code or under any other laws; (2) to amend this Plan and any Trust Agreement in any other manner; and (3) to amend this Plan and liquidate any Trust Fund by transferring all assets to a new trust qualified under the Code.

         (b) Except as permitted by Section 10.02, no amendment to the Plan or any Trust Agreement and no transfer of liabilities or assets of any Trust Fund shall permit any part of the Trust Fund to be used for or diverted to the purposes other than for the exclusive benefit of Members and Beneficiaries and for defraying reasonable expenses of administering the Plan. An amendment may not cause any reduction in benefits accrued by any Member or cause or permit any portion of the Trust Fund to revert to or become the property of an Employer. An amendment that affects the rights, duties or responsibilities of any Fiduciary may not be made without that Fiduciary's written consent.
                  Except as permitted by Treasury regulations, no Plan amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective to the extent it eliminates or reduces any "Section 411(d)(6) protected benefit" or adds or modifies conditions relating to "Section 411(d)(6) protected benefits" the result of which is a further restriction on such benefit unless such protected benefits are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. "Section 411(d)(6) protected benefits" are benefits described in Code Section 411(d)(6)(A), early retirement benefits and retirement-type subsidies, and optional forms of benefit. An amendment is effective on the date indicated in any written instrument that is identified as an amendment to the Plan, that is approved or authorized by the Board of Directors and signed by an officer of the Corporation.

         (c) As allowed by law, a transfer of liabilities or Trust Fund assets, or any amendment to the Plan or a Trust Agreement, may authorize or permit part of the Trust Fund to be used for or diverted to payment of taxes owed, or to payment of reasonable administrative expenses. To the extent allowed by Code Section 401(a), Trust Fund assets may be used for or diverted to purposes that benefit Employees other than Members or their Beneficiaries or estates.

10.02    Termination.

         (a) The Board of Directors has the right at any time to terminate this Plan and any Trust Agreement. Notice of a termination must be given to the Members, the Pension Committee, the affected Trustees or Co-Trustees and all necessary authorities. If any authority's approval is necessary, termination is effective according to that approval; otherwise, the date of the notice or a later date contained in the notice is the termination date for purposes of this Plan.

         (b) If the Plan is terminated the rights of Members and Beneficiaries to benefits accrued to the date of termination, or partial termination, to the extent then funded shall be non-forfeitable (100% vested). If the Plan is partially terminated (determined in a manner consistent with legal authorities), the rights to benefits accrued to the date of partial termination of affected Members and Beneficiaries are fully non-forfeitable and may then be treated by the Pension Committee as if the Plan had terminated.

         (c)      In the event the Plan shall be terminated as provided in this
                  Section 10.02, the then present value of Retirement benefits vested in each Member shall be determined as of the termination date, and the assets then held under this Plan shall, subject to any necessary approval by the Pension Benefit Guaranty Corporation, be allocated, to the extent that they shall be sufficient, after providing for expenses of administration, in the order of precedence provided for under Section 4044 of ERISA. The Retirement benefits for which funds have been allocated in accordance with Section 4044 of ERISA shall be provided through the continuance of the existing funding arrangements or through a new instrument entered into for that purpose and, as directed by the Pension Committee, shall be paid either in a lump sum or through the purchase of a nontransferable annuity contract(s). After all liabilities of the Plan have been satisfied with respect to all Members so affected by the Plan's termination, the Employer shall be entitled to any balance of Plan assets which shall remain.

         (d) Effective on and after January 1, 1996, upon termination of the Plan, benefits of missing Members shall be treated in accordance with Section 4050 of ERISA.

10.03    Limitation of Benefits on Plan Termination.

         (a) In the event of Plan termination, the benefit of any Highly Compensated Employee or any Highly Compensated Former Employee (each as defined in Code Section 414(q)) shall be limited to a benefit that is nondiscriminatory under Code Section 401(a)(4). Notwithstanding the foregoing, with respect to Plan Years beginning prior to January 1, 1994, compliance with Treasury regulations then in effect shall be deemed to be compliance with this paragraph.

         (b) Upon Plan termination, the monthly payments to a Highly Compensated Employee or a Highly Compensated Former Employee who is one of the twenty five (25) highest paid Highly Compensated Employees and Highly Compensated Former Employees shall be limited to an amount equal to the monthly payments that would be made on behalf of such individual under a straight life annuity that is the Actuarial Equivalent of the sum of such individual's Accrued Benefit and any other benefits under the Plan. However the limitation of Section 10.03(b) shall not apply if:

                  (1) after payment to an individual described above of all benefits payable to such individual under the Plan, including, but not limited to, any periodic income, any withdrawal values payable to a living Employee and any death benefits not provided for by insurance on the Employee's life, the value of Plan assets equals or exceeds 110% of the value of current liabilities, as defined in Code Section 412(l)(7), or

                  (2)      the value of the benefits described in subparagraph
                           (1) above for such individual described above is less than one (1) percent of the value of current liabilities before distribution, or

                  (3) the present value of benefits described in subparagraph (1) above for such individual described above does not exceed $5,000 and has never exceeded $5,000 at the time of any prior distribution.

10.04    Discontinuance of Contributions.

         (a) Each Employer has the right at any time to reduce or discontinue its contributions to this Plan subject to any funding requirements under Code Section 412.

         (b) A discontinuance of Employer contributions is not a termination of the Plan unless Cone gives the notice described in Plan Section 10.02(a).

10.05    Plan Merger or Asset Transfer.

         (a) The merger or consolidation of the Plan with, or the transfer of assets or liabilities of this Plan to another employee benefit plan, or the transfer of assets or liabilities of another plan to this Plan is allowed provided each Member's benefit entitlement immediately after the merger, consolidation, or transfer, is (when computed as if the surviving or receiving plan had immediately terminated) equal to or greater than the benefit to which the Member would have been entitled if this Plan had terminated immediately before the merger, consolidation, or transfer.

         (b) Subject to paragraph (a), on written direction from Cone, the Pension Committee and any Trustee or Co-Trustee so directed must take all necessary steps to transfer assets held in any Trust Fund, in whole or in part, to another qualified plan.

10.06 Continuation of the Plan. If an Employer is merged or consolidated with any other business or is succeeded by a corporation or any other legal entity that acquires substantially all of the Employer's assets, the surviving or purchasing corporation or legal entity, subject to approval of the Board of Directors, may elect to continue this Plan as to that Employer's Members but shall not be required to do so.

                                                                     ARTICLE XI



                           MULTIPLE COMPANIES INCLUDED


11.01    Plan Sponsor and Other Employers.

         (a) This Plan's sponsor is Cone Mills Corporation, or its successor.

         (b) This Plan is designed to allow the sponsor's Affiliates to participate. Employers are Cone Mills Corporation and Affiliates that are permitted to adopt this Plan in accordance with Section 11.02.

11.02 Method of Participation. With approval of the Board of Directors, any other business that is an Affiliate of Cone may take appropriate action through its board and become a party to the Plan as an Employer. To become an Employer, a business must adopt this Plan as a Qualified Plan for its Employees. A business that becomes an Employer must promptly deliver to the Trustee or Co-Trustees designated by Cone a copy of the resolutions or other documents evidencing its adoption of the Plan and also a written instrument showing Cone's Board's approval of the adopting entity's status as a party to the Plan and an Employer.

11.03    Withdrawal by Employer.

         (a) An Employer may withdraw from the Plan at any time by giving the Pension Committee and the Board of Directors six months advance notice in writing of its intention to withdraw unless a shorter notice is agreed to by the Board of Directors.

         (b) Upon receipt of an Employer's notice of withdrawal, the Pension Committee must certify to the appropriate Trustees or Co-Trustees the withdrawing Employer's equitable share in the Trust Fund as determined by the Actuary. The Pension Committee may rely conclusively on the determination made by counsel and advisors then employed on behalf of the Plan. The Trustees or Co-Trustees must then set aside from the Trust Fund such securities and other property as each deems, in its sole discretion, to be equal in value to that amount directed by the Pension Committee. If the Plan is to be terminated with respect to the Employer, then the amount set aside must be dealt with according to the provisions of Plan Article X. If the Plan is not to be terminated with respect to the Employer, the Trustee or Co-Trustees must either transfer the assets set aside to another trust governed by an agreement between a Trustee or Co-Trustees and the withdrawing Employer or to a successor trustee, according to the Pension Committee's directions.

         (c) The segregation of the Trust Fund assets upon an Employer's withdrawal, or the execution of a new agreement and declaration of trust pursuant to any of the provisions of this Section, must not operate to permit any part of the Trust Fund's principal or income to be used for or diverted to purposes other than for the benefit of Members and Beneficiaries or for the payment of reasonable expenses of administering the Plan.

11.04 Tax Year. Although the Employers may have different tax years, the Plan Year which is the calendar year, is the tax year for this Plan and any Trust Fund.

                                                                    ARTICLE XII



                                     GENERAL


12.01 Plan Creates No Separate Rights. The establishment and existence of the Plan, Trust Agreements and Trust Fund does not give a person any legal or equitable right against:

         (a)      any Employer;

         (b)      any officer, director, Employee or other agent of an Employer;

         (c)      any Trustee or any Co-Trustee;

         (d)      any Investment Manager; or

         (e)      the Pension Committee or any member of the Pension Committee.

         The Plan and Trust Agreements create no employment rights and do not modify the terms of an Employee's or a Member's employment. The Plan and Trust Agreements are not contracts between an Employer and any Employee, and the Plan is not an inducement for anyone's Employment.

12.02    Delegation of Authority.

         Cone's acts may be accomplished by any person with authorization from the Board of Directors. Any other Employer's acts may be accomplished by any person with authorization from that Employer's board.

12.03    Limitation of Liability.

         (a) A Fiduciary is not subject to suit or liability in connection wit this Plan or the Trust Agreement or their operation, except according to this Section 12.03.

         (b) Each member of the Pension Committee, each Trustee and Co-Trustee and any person employed by an Employer is liable only for that person's own acts or omissions.

         (c) Each member of the Pension Committee, each Trustee and Co-Trustee, or any person employed by an Employer is not liable for the acts or omissions of another without knowing participation in the acts or omissions, except by action to conceal an action or omission of another while knowing the act or omission is a breach, or by a failure to properly perform duties that enables the breach to occur, or with knowledge of the breach, failure to make reasonable efforts to remedy the breach.

         (d) One Trustee or Co-Trustee must use reasonable care to prevent another from committing a breach, but all Trustees and Co-Trustees need not jointly manage or control the assets, because specific duties have been allocated among them in this Plan or the Trust Agreements. A Trustee or Co-Trustee is not liable for actions or omissions when following the specific directions of the Pension Committee or a duly authorized and appointed Investment Manager unless such directions are improper on their face. If an Investment Manager has been properly appointed, subject to paragraph (c), a Trustee or Co-Trustee is not liable for the acts of the Investment Manager and does not have any investment responsibility for assets under the management of the Investment Manager.

         (e) A Fiduciary is not liable for the actions of another to whom responsibility has been allocated or delegated according to this Plan and the Trust Agreements, unless as the allocating or delegating Fiduciary it was imprudent in making the allocation or delegation or in continuing the allocation or delegation.

         (f) Each Employee releases all members of the Pension Committee, each Trustee and Co-Trustee, each Employer, all officers and agents of each Employer, and all agents of Fiduciaries from any and all liability or obligation, to the extent release is consistent with the provisions of this Section.

12.04 Legal Action. Except as explicitly permitted by statute, in any action or proceeding involving the Plan, a Trust Agreement, a Trust Fund, any property held as part of a Trust Fund, or the administration of the Plan or Trust Fund, the Pension Committee, the appropriate Trustee or Co-Trustees and Cone are the only necessary parties. No Employees or former Employees or their Beneficiaries or any person having or claiming to have an interest in any Trust Fund, or under the Plan is entitled to notice of process. Any final judgment that is not appealed or appealable that may be entered in an action or proceeding is binding and conclusive on the parties to this Plan and all persons having or claiming to have any interest in any Trust Fund or under the Plan.

12.05 Benefits Supported only by Trust. Except as otherwise provided by statute, a person having any claim under the Plan must look solely to the assets of the Trust Fund for satisfaction, or to the extent his benefit has become an irrevocable obligation of an insurance company, solely to that insurance company.

12.06 Discrimination. The Pension Committee must administer the Plan in a uniform and consistent manner for all Members and may not permit discrimination in favor of highly compensated Employees.

12.07 Model Amendment I. The following sections of Model Amendment I (IRS Notice 87-2) are hereby incorporated in the Employee's Retirement Plan of Cone Mills Corporation for the Plan Years beginning January 1, 1987, and January 1, 1988: I, II, III, IV, V, VI, VIII, and IX.

12.08 Entire Plan. This document incorporates in its entirety the Employee's Retirement Plan of Cone Mills Corporation and supersedes and replaces all prior Plan documents. The Plan may not be amended, modified or supplemented except by a written instrument that is identified as amendment to the Plan that is approved or authorized by the Board of Directors of Cone Mills Corporation and signed by an officer of the Corporation.

                                                                SIGNATURE PAGE




                                 SIGNATURE PAGE

As evidence of the adoption of the Plan, as amended and restated, for itself and by all Affiliated Companies, Cone Mills Corporation has caused this document to be signed by its duly authorized officer on this day of June, 2001.


                             CONE MILLS CORPORATION

                             By: /s/Neil W. Koonce
                                Neil W. Koonce
                                Title: Vice President, General Counsel
                                       and Secretary

                                   APPENDIX A


Actuarial Equivalence Assumptions and Methods

         1. Lump Sums - for purposes of determining single lump sums pursuant to Sections 7.02 and 8.03 of the Plan:

                  (a) Mortality: The "applicable mortality table", which shall mean the table prescribed under Code Section 417(e)(3) as in effect on the first day of the Plan Year of distribution.

                  (b) Interest: The "applicable interest rate", which shall mean the annual rate of interest on 30-year Treasury securities for the month of November of the calendar year preceding distribution.

         2.       Commencement before Normal Retirement Date of Early Retirement
                  Benefit

                  The Early Retirement benefit payable at Normal Retirement Date under Method 1 is reduced by 0.25% for each month by which the Annuity Starting Date precedes Normal Retirement Date.

         3. Commencement before Normal Retirement Date of Terminated Vested Benefit

                  The early commencement benefit payable under Method 1 prior to Normal Retirement Date pursuant to Section 7.02(c) or 8.03 shall equal the Accrued Benefit payable at age 65 actuarially reduced from Normal Retirement Date to Annuity Starting Date, based on the following assumptions:

                  (a)      Mortality: The UP-1984 Mortality Table

                  (b)      Interest: 7.75% per annum

         4.       Annuity Conversion Factors

                  For purposes of converting a benefit payable under Method 1 to a benefit payable under Method 2 or Method 3;

                  (a)      Mortality: The UP-1984 Mortality Table

                  (b)      Interest: 9.50% per annum

         5. Reduction for Distributions on or after Annuity Starting Dates per Sections 4.07 and 7.03

                  If, as of a particular Annuity Starting Date, prior distributions with respect to periods of Accredited Service recognized under this Plan as of such Annuity Starting Date have been made, then the new benefits payable under the Plan as of such Annuity Starting Date shall be reduced in accordance with the following methods and assumptions:

                  (a) If the prior distribution was a lump sum, then the Accrued Benefit under the Plan shall be reduced by the Accrued Benefit which gave rise to the prior lump sum.

                  (b) If the prior distribution is being distributed in a form other than a lump sum, then the Accrued Benefit under the Plan shall be reduced by the Actuarial Equivalent of the prior distribution (determined as follows) with such prior distribution continuing in force without interruption:

                           i. If necessary, convert the amount of the prior distribution into the amount that would have been payable under Method 1 at that time.

                           ii. Convert (i) to an actuarially equivalent amount starting at the new Annuity Starting Date under Method 1, based on (v) and
                                    (vi) below.

                           iii. Subtract the amount determined in (ii) from the benefit otherwise payable under Method 1 at the new Annuity Starting Date without regard to such prior distributions (result cannot be less than $0).

                           iv. Convert the amount determined in (iii) to the form of benefit (if other than Method
                                    1) elected by the Member as of the new
                                    Annuity Starting Date.

                           v.       Mortality:  The UP-1984 Mortality Table.

                           vi.      Interest:   5.00% per annum